EXHIBIT 10.14.10

RECORD AND RETURN TO:
John P. Bailey, Esq.
Smith, Gambrell & Russell, LLP
Suite 3100, Promenade II
1230 Peachtree Street, N.E.
Atlanta, Georgia 30309-3592




                     DEED TO SECURE DEBT, SECURITY AGREEMENT
                       AND ASSIGNMENT OF LEASES AND RENTS

         THIS DEED TO SECURE DEBT, SECURITY AGREEMENT AND ASSIGNMENT OF
LEASES AND RENTS (this "Security Deed") is made and delivered as of the 3rd day of May, 2000, by ROBERTS PROPERTIES RESIDENTIAL, L.P. ("Borrower"), a Georgia limited partnership, having a mailing address of 8010 Roswell Road, Suite 120, Atlanta, Georgia 30305, to and for the benefit of FIRST UNION NATIONAL BANK ("Lender"), a national banking association, having as its address 999 Peachtree Street, N.E., Ninth Floor, Atlanta, Georgia 30309, Attn: Real Estate Portfolio Management, Mail Code 9068;

                              W I T N E S S E T H:

ARTICLE I.  DEFINED TERMS

For purposes hereof, the following terms shall have the following meanings:

                  1.1 "Borrower": The above-defined Borrower, whether one or more, and its approved successors, successors-in-title and assigns.

                  1.2 "Construction Contracts": Any and all contracts and agreements, written or oral, between Borrower and any other party, and between parties other than Borrower, in any way relating to the construction of the Improvements (hereinafter defined) or the supplying of material, labor, supplies or other services therefor and any and all permits, bonds, surveys, licenses or other governmental approvals in any way related to the construction of the Improvements.

                  1.3 "Environmental Laws": Any and all federal, state and local environmental, health or safety laws, standards, ordinances, regulations and rules of common law, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act, as amended (42 USC ss. 9601, et seq.) ("CERCLA"), the Superfund Amendments and Reauthorization Act, as amended (42 USC ss. 9601, et seq.), the Emergency Planning and Community Right-to-Know


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Act, as amended (42 USC ss.  11001,  et seq.),  the  Resource  Conservation  and
Recovery Act, as amended (42 USC ss. 6901, et seq.) ("RCRA"), the Clean Air Act, as amended (42 USC ss. 7401, et seq.) ("Clean Air Act"), the Toxic Substances Control Act, as amended (15 USC ss. 2601, et seq.) ("Substances Act"), the Federal Water Pollution Control Act, as amended (33 USC ss. 1251, et seq.), the Hazardous Materials Transportation Act, as amended (49 USC ss. 1802, et seq.) ("Transportation Act") and the Clean Water Act, as amended (33 USC ss. 466, et seq.) ("Clean Water Act").

                  1.4 "Event of Default": Any failure, happening or occurrence described in Article V hereinbelow.

                  1.5 "Fixtures": All materials, supplies, equipment, apparatus and other items now owned or hereafter acquired by Borrower and now or hereafter attached to, installed in or used in connection with (temporarily or permanently) any of the Improvements or the Property (hereinafter defined), including, but not limited to, any and all building and construction materials and supplies, furniture, furnishings, apparatus, machinery, equipment, motors, elevators, fittings, radiators, ranges, refrigerators, awnings, shades, screens, blinds, carpeting, office equipment and other furnishings, and all plumbing, heating, lighting, cooking, laundry, ventilating, refrigerating, incinerating, air conditioning and sprinkler equipment, telephone systems, televisions and televisions systems, computer systems, and fixtures and appurtenances thereto, together with all accessions, replacements, betterments and substitutions for any of the foregoing and the proceeds thereof.

                  1.6 "General Partner": Roberts Realty Investors, Inc.

                  1.7 "Governmental Authorities": Any and all courts, boards, agencies, commissions, offices, officers, officials or authorities of any nature whatsoever (including, without limitation, health and environmental) for any governmental unit (federal, state or local).

                  1.8 Intentionally Omitted

                  1.9 "Hazardous Materials": Any hazardous substances, hazardous wastes, regulated substances, toxic substances, or hazardous air pollutants, including, without limitation, asbestos, PCBs, oil, petroleum products and by-products, substances defined or listed as "hazardous substances" or "toxic substances" or otherwise identified in or pursuant to CERCLA, hazardous materials identified in or pursuant to the Transportation Act, hazardous wastes identified in or pursuant to RCRA, any chemical substance or mixture regulated under the Substances Act, any "toxic pollutant" under the Clean Water Act, any hazardous air pollutant under the Clean Air Act, and any hazardous or toxic substance or pollutant regulated under any other applicable federal, state or local Environmental Laws.

                  1.10 "Impositions": (i) All real estate and personal property taxes, charges, assessments, excises and levies and any interest, costs or penalties with respect thereto, general and special, ordinary and extraordinary, foreseen and unforeseen, of any kind and nature whatsoever, which at any time prior to or after the execution hereof may be assessed, levied or imposed upon the


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Mortgaged  Property  (hereinafter  defined) or the ownership,  use, occupancy or enjoyment thereof, or any portion thereof; (ii) any charges, fees, license payments or other sums payable for any easement, license or agreement maintained for the benefit of the Mortgaged Property; and (iii) water, gas, sewer, electricity, telephone and other utility charges and fees related to the Mortgaged Property.

                  1.11 "Improvements": Any and all improvements, additions, alterations, betterments or appurtenances to the Property, whether now existing or at any time hereafter situated, placed or constructed upon the Property, or any part thereof.

                  1.12 "Indebtedness": (i) The principal of, interest on and all other amounts, payments and premiums due under or secured by the Note (hereinafter defined), this Security Deed and any and all other documents now or hereafter executed by Borrower or any other person or party in connection with the loan evidenced by the Note; (ii) any and all additional sums advanced by Lender to preserve the Mortgaged Property or its security title in and to the Mortgaged Property, or for taxes, assessments or insurance premiums; (iii) such additional sums, with interest thereon, as may hereafter be borrowed from Lender, its successors or assigns, by the then record owner of the Mortgaged Property, when evidenced by a promissory note which, by its terms, is secured hereby (it being contemplated that such future indebtedness may be incurred); and (iv) such other and further indebtedness as may now be, or from time to time hereafter shall become, owing to Lender by Borrower, or any one or more of them either jointly or severally, including without limitation, any and all obligations, liabilities, debts, indebtedness, etc. which may now or hereafter be owing by Borrower to Lender or to any "affiliate" (as that term is hereinafter defined) of Lender under any rate swap, zero cost collar, or any other derivative contract or product ("Swap Agreement") entered into by and between Borrower and Lender or Borrower and any affiliate of Lender, including without limitation, that certain ISDA Master Agreement, dated March 23, 2000, between Borrower and Lender. For purposes of this section (iv), "affiliate" shall mean, as to Lender, any person or entity which, directly or indirectly, owns or controls, on an aggregate basis, including all beneficial ownership and ownership or control as a trustee, guardian or other fiduciary, at least five percent (5%) of the outstanding shares of capital stock having ordinary voting power to elect a majority of the board of directors or other governing body (irrespective of whether, at the time, stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) of such person or entity or at least five percent (5%) of the partnership or other ownership interest of such person or entity; or which controls, is controlled by or is under common control with such person or entity; provided, however, that in no event shall Borrower and Lender be deemed or regarded as affiliates of each other. For the purposes of this definition, "control" means the possession, directly or indirectly, of the power to direct or cause the direction of management and policies, whether through the ownership of voting securities, by contract or otherwise.

                  1.13 "Leases": Any and all leases, subleases, licenses, concessions or other agreements (written or oral, now or hereafter in effect) which grant a possessory interest in and to, or the right to use, all or any part of the Mortgaged Property, together with all security and other deposits made in connection therewith.


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


                  1.14 "Legal Requirements": (i) Any and all judicial decisions, statutes, rulings, rules, regulations, permits, certificates or ordinances of any Governmental Authority in any way applicable to Borrower or applicable to, affecting or impacting in any way the Mortgaged Property, including, without limiting the generality of the foregoing, the ownership, use, occupancy, possession, operation, maintenance, alteration, repair or reconstruction thereof; (ii) any and all covenants, conditions and restrictions contained in any deed or other form of conveyance or in any other instrument of any nature that relate in any way or are applicable to the Mortgaged Property or the ownership, use or occupancy thereof; (iii) Borrower's presently or subsequently effective bylaws and articles of incorporation, partnership agreement, joint venture agreement, trust agreement or other form of business association agreement; (iv) any and all Leases; and (v) any and all other contracts (written or oral) of any nature that relate in any way to the Mortgaged Property and to which Borrower may be bound, including, without limiting the generality of the foregoing, any lease or other contract pursuant to which Borrower is granted a possessory interest in the Property.

                  1.15 "Lender": The above-defined Lender, and any subsequent holder or holders, from time to time, of the Note.

                  1.16 "Loan Documents": This Security Deed, the Note, that certain Construction Loan Agreement of even date herewith between Borrower and Lender (the "Loan Agreement), that certain Environmental Indemnity Agreement of even date herewith from Borrower to Lender, any and all UCC Financing Statements from Borrower to Lender, and any and all other documents now or hereafter executed by Borrower or any other person or party to evidence or secure the payment of the Indebtedness or the performance and discharge of the Obligations.

                  1.17  "Mortgaged   Property":   The  Property,   Improvements,
Fixtures, Personalty (hereinafter defined) together with:

                  (a) all rights, privileges, tenements, hereditaments, royalties, minerals, oil and gas rights, rights-of-way, easements, appendages and appurtenances in anywise appertaining thereto, and all right, title and interest, if any, of Borrower, in and to any streets, ways, alleys, strips or gores of land adjoining the Property or any part thereof; and

                  (b) all betterments, improvements, additions, alterations, appurtenances, substitutions, replacements and revisions thereof and thereto, and all reversions and remainders therein; and

                  (c) all of Borrower's right, title and interest in and to any awards, remunerations, reimbursements, settlements or compensation heretofore made or hereafter to be made by any Governmental Authority pertaining to the Property, Improvements, Fixtures or Personalty including, but not limited to, those for any vacation of, or change of grade in, any streets affecting the Property or the Improvements and those for municipal utility district or other utility costs incurred or deposits made in connection with the Property; and



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                  (d) all of Borrower's right,  title and interest in and to any proceeds of insurance required or maintained  pursuant to the terms of Paragraph
3.19 hereof; and

                  (e) subject to the provisions of Paragraph 8.3 hereof, all of the Leases and Rents; and

                  (f) the Construction Contracts and Plans; and

                  (g) any and all other security and collateral, of any nature whatsoever, now or hereafter given for the repayment of the Indebtedness or the performance and discharge of the Obligations.

As used in this Security Deed, the term "Mortgaged Property" shall be expressly defined as meaning all or, where the context permits or requires, any portion of the above, and all or, where the context permits or requires, any interest therein.

                  1.18 "Note": The promissory note of even date herewith, executed by Borrower payable to the order of Lender, in the principal amount of TWENTY-TWO MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($22,500,000.00), with final payment due on May 1, 2005, and any and all renewals, reinstatements, extensions, enlargements or rearrangements thereof, amendments thereto, or any promissory note or notes given therefor.

                  1.19 "Obligations": Any and all of the covenants, conditions, warranties, representations and other obligations (other than to repay the Indebtedness) made or undertaken by Borrower to Lender, as set forth in the Loan Documents, the Leases and all other documents now or hereafter executed by Borrower in connection with the loan evidenced by the Note and in any deed, lease, sublease or other form of conveyance or any other agreement pursuant to which Borrower is granted a possessory interest in the Property.

                  1.20 "Permitted Encumbrances": Those items listed on Exhibit "B" attached hereto.

                  1.21 "Personalty": All of the right, title and interest of Borrower in and to all furniture, furnishings, equipment, machinery, goods, general intangibles, money, insurance proceeds, accounts, contract rights, trademarks, trade names, inventory, all refundable, returnable or reimbursable fees, deposits or other funds or evidences of credit or indebtedness deposited by or on behalf of Borrower with any governmental agencies, boards, corporations or providers of utility services, public or private, including specifically, but without limitation, all refundable, returnable or reimbursable tap fees, utility deposits, commitment fees and development costs, and all other personal property (other than the Fixtures) of any kind or character as defined in and subject to the provisions of the Uniform Commercial Code of Georgia, which are now or hereafter located or to be located upon, within or about the Mortgaged Property or which are or may be used in or related to




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the planning,  development,  financing or operation of the  Mortgaged  Property, together with all accessories, replacements and substitutions thereto or therefor and the proceeds thereof.

                  1.22  "Plans":  Any  and  all  plans,   specifications,   shop
drawings, and other technical descriptions prepared for construction of the Improvements, and all amendments and modifications thereof.

                  1.23 "Property": The real estate or interest therein described in Exhibit "A" attached hereto and incorporated herein by this reference, and all rights, titles and interests appurtenant thereto.

                  1.24 "Rents": The rents, income, receipts, revenues, issues and profits now due or which may become due or to which Borrower is now or hereafter may become entitled or which Borrower may demand or claim, arising or issuing from or out of the Leases, or from or out of the Mortgaged Property or any part thereof, including, without limiting the generality of the foregoing, minimum rents, additional rents, percentage rents, parking maintenance charges or fees, tax and insurance contributions, proceeds of sale of electricity, gas, chilled and heated water and other utilities and services, deficiency rents, security deposits and other liquidated damages following default, premiums payable by any Tenant upon the exercise of a cancellation privilege provided for in any Lease and all proceeds payable under any policy of insurance covering loss of rents resulting from untenantability caused by destruction or damage to the Mortgaged Property, together with any and all rights and claims of any kind which Borrower may have against any Tenant under any Lease or against any subtenants or occupants of the Mortgaged Property.

         1.25     "Tenant": The tenant or lessee under any Lease.

ARTICLE II.  GRANT AND CONVEYANCE

         2.1 Grant and Conveyance. For and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower does hereby GRANT, BARGAIN, SELL, CONVEY, ASSIGN, TRANSFER, PLEDGE and SET OVER unto Lender the Mortgaged Property, subject, however, to the Permitted Encumbrances, TO HAVE AND TO HOLD the Mortgaged Property and all parts, rights, members and appurtenances thereof, to the use, benefit and behoof of Lender and the successors and assigns of Lender, IN FEE SIMPLE forever; and Borrower warrants and covenants that Borrower is lawfully seized and possessed of the Mortgaged Property as aforesaid, and has good right to convey the same subject only to the Permitted Encumbrances, and that Borrower does warrant and shall forever defend the title thereto against the claims of all persons whomsoever, except as to the Permitted Encumbrances.

         2.2 Security Deed. This Security Deed is intended to operate and is to be construed as a deed passing the title to the Mortgaged Property to Lender and is made under those provisions of the existing laws of the State of Georgia relating to deeds to secure debt, and not as a mortgage, and




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is given to secure the Indebtedness  and Obligations,  and any and all renewals, modifications, consolidations, replacements and extensions thereof.

         2.3 Cancellation. Should the Indebtedness be paid according to the tenor and effect thereof when the same shall become due and payable, and should Borrower perform all Obligations in a timely manner, then this Security Deed shall be canceled and surrendered.

         2.4 Revolving Loan Account. If this Security Deed secures a "revolving loan account" as defined in Section 44-14-3 of the Official Code of Georgia Annotated, payment of all amounts outstanding on the Note from time to time shall not cancel or release this Security Deed, and re-advances shall be secured to the same extent as original obligations hereunder.

ARTICLE III.  COVENANTS, WARRANTIES AND REPRESENTATIONS

         Borrower hereby unconditionally covenants, warrants and represents to Lender as follows (which covenants, warranties and representations have been and will be relied upon by Lender in advancing funds to Borrower under the Loan Documents, and shall be deemed to be continuing covenants, warranties and representations made on a daily basis by Borrower):

         3.1 Organization and Power. If Borrower, or any signatory who signs on its behalf, is a corporation, general partnership, limited partnership, joint venture, trust, or other type of business association, it (a) as the case may be, is a corporation duly incorporated or a general partnership, limited partnership, joint venture, trust or other type of business association duly organized, validly existing and in good standing under the laws of the state of its formation or existence, and has complied with all conditions prerequisite to its doing business in the State of Georgia, and (b) has all requisite power and all governmental certificates of authority, licenses, permits, qualifications and documentation to own, lease and operate its properties and to carry on its business as now being, and as proposed to be, conducted.

         3.2 Validity of Loan Instruments. The execution, delivery and performance by Borrower of the Loan Documents (a) if Borrower, or any signatory who signs on its behalf, is a corporation, general partnership, limited partnership, joint venture, trust or other type of business association, are within Borrower's authority and have been duly authorized by Borrower's Board of Directors, shareholders, partners, venturers, trustees or other necessary parties, and all other requisite action for such authorization has been taken;
(b) have received all (if any) requisite prior governmental approval in order to be legally binding and enforceable in accordance with the terms thereof; and (c) will not violate, be in conflict with, result in a breach of or constitute (with due notice or lapse of time, or both) a default under any Legal Requirement, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of Borrower's property or assets, except as contemplated by the provisions of the Loan Documents. The Loan Documents constitute the legal, valid and binding obligations of Borrower and others obligated under the terms of the Loan Documents, enforceable in accordance with their respective terms.



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


         3.3 Information. All information, reports, papers and data given to Lender with respect to Borrower or others obligated under the terms of the Loan Documents or the Mortgaged Property are, or at the time of delivery will be, accurate, complete and correct in all material respects and do not omit any fact, the inclusion of which is necessary to prevent the facts contained therein from being materially misleading. Borrower has disclosed to Lender in writing all pending or threatened litigation involving Borrower or the Mortgaged Property.

         3.4 Title to Mortgaged Property and Priority of this Instrument. Borrower has good, marketable and indefeasible fee simple title to the Property and Improvements, and good and marketable title to the Fixtures and Personalty, free and clear of any liens, charges, encumbrances, security interests, claims, easements, restrictions, options, leases (other than the Leases), covenants and other rights, titles, interests or estates of any nature whatsoever except the Permitted Encumbrances. This Security Deed constitutes a valid and subsisting first priority deed to secure debt in and to the Property, Improvements and Fixtures, a valid, subsisting first security interest in and to the Personalty, Construction Contracts, Plans and, to the extent that the terms Leases and Rents include items covered by Article 9 of the Uniform Commercial Code, Title 11 of the Official Code of Ga. Ann. (Michie 1982), Title 109A of Ga. Code Ann. (Harrison 1977), in the Leases and Rents; and a valid, subsisting first priority assignment of the Leases and Rents not covered by said Article 9, all in accordance with the terms hereof.

         3.5 Taxes and Other Payments. Borrower has filed all federal, state and local income and other tax returns required to have been filed by them and have paid all taxes owed by them, and Borrower knows of no basis for any additional assessment in respect of any such taxes, except that which may result from increased valuation resulting from the construction of the Improvements. Borrower has paid or will pay in full (except for such retainages as may be permitted or required by any Legal Requirement to be withheld by Borrower pending completion of the Improvements and the Phillips lien referenced in paragraphs 6.36 and 6.37 of the Loan Agreement) all sums owing or claimed for labor, material, supplies, personal property (whether or not a Fixture hereunder) and services of every kind and character used, furnished or installed in or on the Mortgaged Property and no lien for same exists or will be permitted to be created.

         3.6 Hazardous Materials. (a) Borrower has conducted all appropriate inquiry and investigation into the presence of Hazardous Materials on the Mortgaged Property and the compliance by the Mortgaged Property with all Environmental Laws. The Mortgaged Property is, and at all times hereafter will continue to be, in full compliance with all Environmental Laws. As of the date of this Security Deed, the Mortgaged Property has not been used to treat, store or dispose of any Hazardous Materials, and no such Hazardous Materials (including without limitation, any materials containing asbestos), are located on, in or under the Mortgaged Property or used or emitted in connection therewith. Borrower has obtained and shall maintain all licenses, permits and approvals required with respect to Hazardous Materials, and is in full compliance with all of the terms, conditions and requirements of such licenses, permits and approvals.




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


                  (b) To the best of Borrower's knowledge and belief, no portion of the Mortgaged Property is a wetland.

                  (c) Borrower shall promptly notify Lender of any change in the nature or extent of any (i) Hazardous Materials, maintained on, in or under the Mortgaged Property or used or emitted in connection therewith and (ii) wetlands located on the Mortgaged Property. Borrower also has notified and shall notify Lender of Borrower's receipt of any citations, orders, notices, consent agreements, lawsuits, claims, or similar communication from a government agency or third party alleging a violation of any Environmental Laws (including allegations of a violation of the common law).

                  (d) Borrower shall indemnify and hold Lender harmless from and against any and all damages, penalties, fines, claims, liens, suits, liabilities, costs (including clean-up costs), judgments and expenses (including attorneys', consultants' or experts' fees and expenses) of every kind and nature suffered by or asserted against Lender as a direct or indirect result of any warranty, representation, or portion thereof, made by Borrower in this Paragraph 3.6, being false or untrue in any respect or as a result of any requirement under any Environmental Law, which requires the elimination, treatment, or removal of any Hazardous Materials. Upon demand by Lender, Borrower shall diligently defend any claim arising under any Environmental Laws or relating to Hazardous Materials which affects the Property or is made or commenced against Lender, whether alone or together with Borrower or any other person, all at Borrower's own cost and expense and by counsel to be approved by Lender in the exercise of its reasonable judgment. In the alternative, at any time Lender may elect to conduct its own defense through counsel selected by Lender and at the cost and expense of Borrower.

                  (e)  Lender  shall  have the  right at any time  prior to full payment and satisfaction of the Note that Lender has a good faith belief that Hazardous Materials are present on the Premises or that the Premises are not in full compliance with all Environmental Laws to arrange for or conduct environmental inspections of the Mortgaged Property (including, but not limited to, sampling of materials for laboratory analysis). The cost of such inspections shall be borne as agreed between Borrower and Lender, except that the cost of any such inspections conducted in contemplation of foreclosure or pursuant to Paragraph 9.7 hereof shall be the obligation of Borrower.

                  (f) Borrower's obligations under this Section 3.6 to Lender shall not be limited to any extent by the terms of the Note, and, as to any act or occurrence prior to payment in full and satisfaction of the Note which gives rise to liability hereunder, shall continue, survive and remain in full force and effect notwithstanding payment in full and satisfaction of the Note and this Security Deed or foreclosure under this Security Deed, or delivery of a deed in lieu of foreclosure.

                  3.7 No Default. Borrower is not in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which it is a party.

                  3.8 ERISA. Borrower does not have a defined benefit pension plan under the Employee Retirement Income Security Act of 1974, as amended from time to time, the unfunded liabilities of which upon termination could be held to be a liability of Borrower by the Pension Benefit Guaranty Corporation.

                  3.9 Intentionally omitted.

                  3.10 Leases. (a) Borrower has good title to the Leases and Rents and all requisite right, power and authority to assign the Leases and Rents, and no other person, firm or corporation has any right, title or interest therein;

                  (b) Borrower has duly and punctually performed, all and singular, the terms, covenants, conditions and warranties of the Leases on Borrower's part to be kept, observed and performed; and the Tenants thereunder are not in material default of any of the terms or provisions of the respective Leases;

                  (c) As of the date hereof the Leases now in existence are valid and unmodified, except as indicated herein, and are in full force and effect; Borrower has not previously sold, assigned, transferred, mortgaged or pledged the Leases or the Rents, whether now due or hereafter to become due; the Rents now due, or to become due, for any periods subsequent to the date hereof have not been collected more than one (1) month in advance, and payment thereof has not been anticipated more than one (1) month in advance, waived or released, discounted, setoff or otherwise discharged or compromised; and Borrower has not received any funds or deposits from any Tenant for which credit has not already been made on account of accrued Rents.

                  (d) The form lease to be used by Borrower shall be approved by Lender in writing and such form shall be used for all Leases. No material modification of the form may be made to the form lease without Lender's prior written approval.

                  3.11 Use. Borrower shall use the Mortgaged Property for business purposes only. Borrower shall not use, maintain, operate or occupy, or allow the use, maintenance, operation or occupancy of, the Mortgaged Property in any manner or for any purpose which (a) violates any Legal Requirement, (b) may be dangerous unless safeguarded as required by law, (c) constitutes a public or private nuisance, or (d) makes void, voidable or cancelable, or increases the premium of, any insurance then in force with respect thereto.

                  3.12 Alterations. Borrower shall not commit or permit any waste of the Mortgaged Property and shall not (subject to the provisions of
Paragraphs  5.6 and 5.8  hereinbelow),  without  the prior  written  consent  of
Lender, which consent shall not be unreasonably withheld, delayed or conditioned, make or permit to be made any alterations or additions to the Mortgaged Property of a material nature.

                  3.13 Payment and Performance. Borrower shall pay the Indebtedness, as and when called for in the Loan Documents, and on or before the due dates thereof, and shall perform all of the Obligations in full and on or before the dates same are to be performed.

                  3.14 Existence. Borrower shall preserve and keep in full force and effect its existence, rights, franchises and trade names.

                  3.15 Compliance with Legal Requirements. Borrower shall promptly and faithfully comply with, conform to and obey all present and future Legal Requirements including, without limitation, the Americans with Disabilities Act of 1990, as amended (42 USC ss. 12101, et seq.), the Federal Architectural Barriers Act, as amended (42 USC ss. 4151, et seq.), the Fair Housing Amendments Act of 1988, as amended (42 USC ss. 3601, et seq.) and the Rehabilitation Act of 1973, as amended (29 USC ss. 794), whether or not same shall necessitate structural changes in, improvements to, or interfere with the use or enjoyment of the Mortgaged Property.

                  3.16 Prior Security Deed Status. Borrower shall protect the prior security deed status of this Security Deed and the other Loan Documents and shall not place, or permit to be placed, or otherwise convey, mortgage, hypothecate or encumber the Mortgaged Property with, any other lien or security deed or interest of any nature whatsoever, regardless of whether same is allegedly or expressly inferior to the title created by this Security Deed. If any such claim, lien or security interest is asserted against the Mortgaged Property, Borrower shall promptly, and at its own cost and expense, (a) give Lender verbal notice thereof immediately, together with written notice within five (5) days from the date such claim, lien or security interest is asserted; and (b) take such action so as to cause same to be released or bonded to Lender's satisfaction. Such notice shall specify who is asserting such claim, lien or security interest and shall detail the origin and nature of the underlying facts giving rise to such asserted claim, lien or security interest.

                  3.17 Payment of Impositions. (a) Borrower shall duly pay and discharge, or cause to be paid and discharged, the Impositions not later than the date the same shall become delinquent; provided, however, that Borrower may, if, to the extent and in the manner permitted by law, (i) pay the Impositions in installments if such installment payment would not create or permit the filing of a lien against the Mortgaged Property and (ii) contest the payment of any Impositions in good faith and by appropriate proceedings on the following conditions: (A) any such contests shall be prosecuted diligently and in a manner not prejudicial to the rights, liens and security title of Lender, (B) Borrower shall deposit funds with Lender or obtain a bond in form and substance and with an issuing company satisfactory to Lender in an amount sufficient to cover any amounts which may be owing in the event the contest may be unsuccessful (Borrower shall make such deposit or obtain such bond, as the case may be, within five (5) days after demand therefor and, if made by payment of funds to Lender, the amount so deposited shall be disbursed in accordance with the resolution of the contest either to Borrower or the adverse claimant), (C) no contest may be conducted and no payment may be delayed beyond the date on which the Mortgaged Property could be sold for nonpayment and (D) Lender may pay over to the taxing authority entitled thereto any or all of the funds at any time when, in the opinion of Lender's counsel, the entitlement of such authority to such funds is established.

                  (b) In the event of the passage of any federal, state or local law, order, rule or regulation, subsequent to the date hereof, in any manner changing or modifying the laws now in force governing the taxation of deeds to secure debt, or security agreements, or assignments of leases or debts secured thereby or the manner of collecting such taxes so as to adversely affect Lender, Borrower shall pay any such tax on or before the due date thereof. If Borrower fails to make such prompt payment or if, in the opinion of Lender, any such state, federal, municipal, or other governmental law, order, rule or regulation prohibits Borrower from making such payment or would penalize Lender if Borrower makes such payment or if, in the opinion of Lender, the making of such payment might result in the imposition of interest beyond the maximum amount permitted by applicable law, then the entire balance of the Indebtedness shall, at the option of Lender, become immediately due and payable.

                  3.18 Repair. Borrower shall keep the Mortgaged Property in first class order and condition and shall make all repairs, replacements, renewals, additions, betterments, improvements and alterations thereof and thereto, interior and exterior, structural and nonstructural, ordinary and extraordinary, foreseen and unforeseen, which are necessary or reasonably appropriate to keep same in such order and condition.

                  3.19 Insurance. (a) Types of Insurance. Borrower shall procure for, deliver to, and maintain for the benefit of Lender during the term of this Security Deed original paid up insurance policies or certified copies of paid up insurance policies (or, if there is blanket coverage, Lender shall require an underlier policy with the Mortgaged Property identified and specifically allocated amounts shown) in such amounts, form and substance, and with such expiration dates, as are acceptable to Lender, and containing non-contributory standard mortgagee clauses (naming "First Union National Bank, its successors and/or assigns" as first mortgagee), their equivalent, or a satisfactory mortgagee loss payable endorsement in favor of Lender, and being addressed to First Union National Bank, Attention: Insurance Group, P.O. Box 44215, FL0070, Jacksonville, Florida 32231, providing the following types of insurance on the Mortgaged Property:

                  (i) Non-reporting form "all risk" Builder's Risk Insurance (including hazard and material stockpile clauses), without co-insurance, in an amount equal to at least 100% of the replacement cost of the Improvements. The policy term must concur with the applicable construction period. In the event Lender provides any term financing beyond the construction period, the policy must then be converted to a Standard Fire Insurance Policy with Extended Coverage Endorsement;

                  (ii) Standard Fire Insurance with Extended Coverage Endorsement including Vandalism and malicious Mischief, without co-insurance, in an amount equal to at least 100% of the replacement cost of the Improvements;

                  (iii)  Coverage for the peril of Sprinkler Leakage;

                  (iv) Boiler and Machinery Insurance to cover the sudden and accidental breakdown of specific types of equipment as required by Lender;

                  (v) Rental Loss Insurance and Business Interruption Insurance in an amount equal to the greater of (A) an amount sufficient to cover debt service, real estate taxes, and insurance premiums for a period of at least twelve (12) months, or (B) the rents and other amounts due under all Leases for a period of at least twelve (12) months;

                  (vi) If any Improvements are or will be located in an area identified by the U.S. Department of Housing and Urban Development as an area having "special flood hazards", flood insurance in an amount equal to the lesser of the maximum principal amount of the Note or the maximum limit of coverage available under the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973, and the Housing and Community Development Acts of 1974 and 1977, all as amended;

                  (vii) Single limit comprehensive general liability insurance in an amount satisfactory to Lender against claims and liability for bodily injury or property damage to persons or property occurring on the Mortgaged Property; and

                  (viii) Such other insurance on the Mortgaged Property or any replacements or substitutions therefor and in such amounts as may from time to time be reasonably required by Lender against other insurable casualties which at the time are commonly insured against in the case of premises similarly situated, due regard being given to the type of the improvements, their construction, location, use, and occupancy, or any replacements or substitutions therefor.

                  (b) Insurance Companies, Form of Policies. All insurance policies maintained pursuant to this Paragraph 4.9 must be issued by insurance companies and agencies licensed by the Georgia Insurance Commissioner, having a rating of A- or better (Excellent or Superior) and Class IX or better in A.M. Best's Insurance Reports, and otherwise acceptable to Lender. All such policies shall require not less than thirty (30) days' prior written notice to Lender of any cancellation, termination, expiration or change in coverage. Without limiting the discretion of Lender with respect to required endorsements to insurance policies, all such policies for loss of or damage to the Mortgaged Property shall contain a standard mortgagee clause (without contribution) naming Lender as mortgagee with loss proceeds payable to Lender notwithstanding (i) any act, failure to act or negligence of or violation of any warranty, declaration or condition contained in any such policy by any named insured; (ii) the occupation or use of the Mortgaged Property for purposes more hazardous than permitted by the terms of any such policy; (iii) any foreclosure or other action by Lender under the Loan Documents; or (iv) any change in title to or ownership of the Mortgaged Property or any portion thereof, such proceeds to be held for application as provided in the Loan Documents.

                  (c) Proof of Insurance. At least thirty (30) days prior to the expiration date of each policy maintained pursuant to this Paragraph 3.19, Borrower shall deliver to Lender a renewal or replacement thereof satisfactory to Lender. Borrower shall deliver to Lender receipts evidencing the payment for all such insurance policies and renewals or replacements. The delivery of any insurance policies hereunder shall constitute a collateral assignment of all unearned premiums as further security hereunder. In the event of foreclosure of this Security Deed or any other transfer of title to the Mortgaged Property in extinguishment of the Indebtedness, all right, title, and interest of Borrower in and to all insurance policies then in force with respect to the Mortgaged Property shall pass to the purchaser or Lender.

                  (d) Borrower's Statement of Insurance Carried. Borrower shall furnish to Lender on or before thirty (30) days after the close of each of Borrower's fiscal year, a statement certified by Borrower or a duly authorized officer of Borrower of the amounts of insurance maintained in compliance with this Paragraph 3.19, of the risks covered by such insurance, and of the insurance company or companies which carry such insurance.

                  (e) Payment of Proceeds to Lender ; Minor Loss. Lender is hereby authorized and empowered, at its option, to adjust or compromise any loss under any insurance policies maintained pursuant to this Paragraph 3.19 and to collect and receive the proceeds from any such policy or policies; provided however, in the event of a "Minor Loss" (being defined as a loss equal to or less than $25,000.00, if the loan secured hereby is $10,000,000.00 or less, or a loss equal to or less than $50,000.00, if the loan secured hereby is more than $10,000,000.00), Borrower shall give Lender written notice of such loss but shall retain all rights to adjust and compromise such loss with Borrower's insurance company, to collect and receive the proceeds with respect thereto, and to apply the same to the restoration of the Mortgaged Property. Borrower hereby authorizes and directs each insurance company to make payment for all losses, excepting only Minor Losses, directly to Lender. Except in the case of a minor Loss, in the event any insurance company fails to disburse directly and solely to Lender but disburses instead either solely to Borrower or to Borrower and Lender jointly, Borrower agrees immediately to endorse and transfer such proceeds to Lender. Upon the failure of Borrower to endorse and transfer such proceeds as aforesaid, Lender may execute such endorsements or transfers for and in the name of Borrower, and Borrower hereby irrevocably appoints Lender as Borrower's agent and attorney-in-fact to do so, such appointment being coupled with an interest and being irrevocable.

                  (f) Application of Proceeds. In the case of any loss which is not a Minor Loss, after deducting from said insurance proceeds all of its expenses incurred in the collection and administration of such sums, including reasonable attorneys' fees actually incurred, Lender may apply the net proceeds or any part thereof, at its option:

                           (i) to the payment of the Indebtedness, whether or not due and in whatever order Lender elects;

                           (ii) to the repair or restoration of the Mortgaged Property; or

                           (iii) for any other purposes or objects for which Lender is entitled to advance funds under the Loan Documents;

all without affecting the security title of this Security Deed, and any balance of such moneys then remaining shall be paid to Borrower.

                  3.20 Restoration Following Casualty. If any act or occurrence of any kind or nature, ordinary or extraordinary, foreseen or unforeseen (including any casualty for which insurance was not obtained or obtainable), shall result in damage to, or loss or destruction of, the Mortgaged Property, Borrower shall give notice thereof to Lender immediately and, if so instructed by Lender and provided that Lender elects to apply the insurance proceeds (if any) to the restoration, repair or replacement of the Mortgaged Property, shall promptly, at Borrower's sole cost and expense and regardless of whether the insurance proceeds (if any) shall be sufficient for the purpose, commence and continue diligently to completion to restore, repair, replace and rebuild the Mortgaged Property in accordance with the requirements of Lender and all Legal Requirements as nearly as possible to its value, condition and character immediately prior to such damage, loss or destruction.

                  3.21 Disbursement of Proceeds for Repairs. If the proceeds of the insurance described in Paragraph 3.19(f) hereinabove are to be used for restoration, repair or replacement (hereinafter referred to as the "Work") of the Mortgaged Property, such proceeds shall, in the case of a Minor Loss, be paid directly to Borrower, and in all other cases be paid to Lender to be paid out by Lender from time to time to Borrower (or, at the option of Lender, jointly to Borrower and the persons furnishing labor and/or material incident to the Work or directly to such persons) as the Work progresses, substantially in accordance with the disbursement procedures under the Loan Agreement as if such proceeds were loan proceeds subject to the following conditions:

                  (a) Prior to the commencement thereof (other than Work to be performed on an emergency basis to protect the Mortgaged Property or prevent interference therewith),

                           (i) Borrower shall retain, at Borrower's  expense, an
                  architect or engineer, approved by Lender, who shall supervise the Work;

                           (ii) Borrower shall have prepared, submitted to Lender and secured Lender's written approval of the plans and specifications for such Work; and

                           (iii) Borrower shall have obtained and submitted to Lender all licenses and permits necessary to complete the Work;

                  (b) Borrower shall submit requests for payment no more often than once per month. Each request for payment by Borrower shall be made on ten (10) days' prior written notice to Lender and shall be accompanied by a certificate to be executed by the architect or engineer supervising the Work (if one is required pursuant to Paragraph 3.21(a)
         hereinabove), otherwise by Borrower or an executive officer of Borrower, stating, among such other matters as may be reasonably required by Lender, that:

                           (i)  all of the  Work  completed  has  been  done  in
                  compliance   with  the  approved   plans  and   specifications
                  therefor;

                           (ii) the sum requested is justly required to reimburse Borrower for payments by Borrower to, or is justly due to, the contractor, subcontractors, materialmen, laborers, engineers, architects or other persons rendering services or materials for the Work (giving a brief description of such services and materials);

                           (iii) when added to all sums previously paid out Borrower, in connection with the Work, the sum requested does not exceed the value of the Work done to the date of such certificate; and

                           (iv) the balance of the insurance  proceeds and other
                  funds deposited by Borrower with Lender in connection with the Work will be sufficient to pay for the Work in full (giving, in such reasonable detail as the Lender may require, an estimate of the cost of completion of the Work);

                  (c) Each request shall be accompanied by waivers of lien, satisfactory in form and substance to Lender, covering that part of the Work for which payment or reimbursement is being requested, and by a search prepared by a title company or licensed abstractor or by other evidence satisfactory to Lender that there has not been filed with respect to the Mortgaged Property any mechanic's lien or other lien, affidavit or instrument asserting any lien or any lien rights with respect to the Mortgaged Property;

                  (d) Each request shall be accompanied by such supporting documentation, certificates and other instruments and materials as Lender may require;

                  (e) No Event of Default shall have occurred since the hazard, casualty or contingency giving rise to payment of the insurance proceeds;

                  (f) In the case of the request for the final disbursement, such request shall be accompanied by a copy of any Certificate of Occupancy or other certificate required by any Legal Requirement to render occupancy of the damaged portion of the Mortgaged Property lawful; and

                  (g) if, in Lender's judgment, the amount of such insurance proceeds will not be sufficient to complete the Work (which determination may be made prior to or during the performance of the
         Work), Borrower shall deposit with Lender, immediately upon a request therefor, an amount of money which, when added to such insurance proceeds, will be sufficient, in Lender's judgment, to complete the Work.

If, upon completion of the Work, any portion of the insurance proceeds has not been disbursed to Borrower (or one or more of the other aforesaid persons) in connection therewith, Lender may, at Lender's option, disburse such balance to Borrower or apply such balance toward the payment of the Indebtedness, whether or not then due. Nothing herein shall be interpreted to prohibit Lender from (y) withholding from each such disbursement ten percent (10%) (or such greater amount, if permitted or required by any Legal Requirement) of the amount otherwise herein provided to be disbursed, and from continuing to withhold such sum, until the time permitted for perfecting liens against the Mortgaged Property has expired (or such longer period of time as permitted or required by any Legal Requirement), at which time the amount withheld shall be disbursed to Borrower (or to Borrower and any person or persons furnishing labor or material for the Work or directly to such persons), or (z) applying at any time the whole or any part of such insurance proceeds to the curing of any Event of Default.

                  3.22 Inspection.  Borrower shall permit Lender and its agents,
representatives   and  employees  to  inspect  the  Mortgaged  Property  at  all reasonable times.

                  3.23 Hold Harmless. Borrower shall defend, at its own cost and expense, and hold Lender harmless from any action, proceeding or claim affecting the Mortgaged Property or the Loan Documents, and all costs and expenses incurred by Lender in protecting its interests hereunder in such an event (including all court costs and attorneys' fees) shall be borne by Borrower and secured hereby.

                  3.24 Books and Records. Borrower shall maintain full and accurate books of account and other records reflecting its financial condition and the results of its operations of the Mortgaged Property in accordance with generally accepted accounting principles consistently applied and shall furnish, or cause to be furnished, to Lender, the following information and reports:

                  (a)      As to Borrower:

                           (i) within 120 days after the close of its fiscal year, current audited financial statements (annual balance sheet and a profit/loss statement) which must be certified to First Union National Bank;

                           (ii) within 45 days after the close of each fiscal quarter a copy of its current financial statements as prepared for such reporting period by its General Partner, signed by an authorized officer of General Partner and certified by such officer to be true, correct and complete;

                           (iii) within 90 days after the close of its fiscal year, a statement disclosing all contingent liabilities if these are not addressed in the audited financial statement;

                           (iv) such interim  statements  as may  reasonably  be
                  required by Lender from time to time; and

                           (v) at the request of Lender, all registration statements and reports filed by the General Partner with the Securities and Exchange Commission, including Forms 10-K and 10-Q (or their equivalents).

         (c) Borrower, at its cost and expense, shall quarterly furnish to Lender an income and expense statement of the operation of the Mortgaged Property within 45 days after the close of each fiscal quarter. Each statement shall show the total minimum annual rent, total gross receipts from operations and total expenses in detail satisfactory to the Lender. Borrower shall also furnish such interim statements to Lender as may be reasonably required by Lender from time to time.

         (d) Borrower shall furnish to the Lender then-current signed rent rolls or lease digests quarterly during the term of Note in a form satisfactory to Lender, no later than 30 days after the close of each fiscal quarter, certified by Borrower to be true, correct and complete, if the Lender requests such information.

         (e) Borrower shall advise Lender of Borrower's respective fiscal year-end dates and shall notify Lender, in writing, of any change in such year-end dates.

At Lender's option, the financial statements required to be delivered pursuant to this Paragraph 3.24 shall be certified by an officer of General Partner. At any time and from time to time, Borrower shall deliver to Lender such other financial data as Lender shall reasonably request with respect to the ownership, maintenance, use and operation of the Mortgaged Property, and Lender shall have the right, at reasonable times and upon reasonable notice, to audit, examine and make copies or extracts of Borrower's books of account and records relating to the Mortgaged Property, all of which shall be maintained and made available to Lender and Lender's representatives for such purpose at the address specified herein for Borrower or at such other location as Lender may approve. Upon Lender's request, Borrower shall also furnish Lender with convenient facilities necessary for an audit of such statements. If Borrower is a partnership, joint venture, trust or other type of business association, Borrower shall provide Lender with any and all financial statements and other documents and make any and all disclosures to Lender with respect to any of the parties comprising Borrower as Borrower is required to provide and make, and in the manner required to be provided and made, with respect to Borrower pursuant to this Paragraph 3.24.

                  3.25 Tax and Insurance Escrow. At Lender's option after any Event of Default or Default Condition, in order to implement the provisions of Paragraphs 3.17 and 3.19 hereinabove, Borrower shall pay to Lender monthly, annually, or as otherwise directed by Lender, an amount ("Escrowed Sums") equal to the sum of (a) the annual Impositions (estimated by Lender, wherever necessary) to become due for the tax year during which such payment is so directed and (b) the insurance premiums for the same year for those insurance policies as are required hereunder. If Lender determines that any amounts theretofore paid by Borrower are insufficient for the payment in full of such Impositions and insurance premiums, Lender shall notify Borrower of the increased amounts required to provide a sufficient fund, whereupon Borrower shall pay to Lender within thirty (30) days thereafter the additional amount as stated in Lender's notice. The Escrowed Sums may be held by Lender in non-interest bearing accounts and may be commingled with Lender's other funds. Upon assignment of this Security Deed, Lender shall have the right to pay over the balance of the Escrowed Sums then in its possession to its assignee whereupon the Lender shall then become completely released from all liability with respect thereto. Within ninety-five (95) days following the full payment of the Indebtedness (other than a full payment of the Indebtedness as a consequence of a foreclosure or conveyance in lieu of foreclosure of the liens and security title securing the Indebtedness) or at such earlier time as Lender may elect, the balance of the Escrowed Sums in its possession shall be paid over to Borrower and no other party shall have any right or claim thereto. If no Event of Default shall have occurred and be continuing hereunder, the Escrowed Sums shall, at the option of Lender, be repaid to Borrower in sufficient time to allow Borrower to satisfy Borrower's obligations under the Loan Documents to pay the Impositions and the required insurance premiums or be paid directly to the Governmental Authority and the insurance company entitled thereto. If an Event of Default shall have occurred and be continuing hereunder, however, Lender shall have the additional option of crediting the full amount of the Escrowed Sums against the Indebtedness.

                  3.26 Notice of Default. Borrower shall notify Lender of (a) any condition that would constitute a default or Event of Default hereunder or under any other Loan Document, (b) any litigation or proceeding that is brought against Borrower or the Mortgaged Property and that has a stated claim of $100,000.00 or more, and (c) any material adverse change in the business, properties or condition (financial or otherwise) of Borrower.

                  3.27 Estoppel Certificate. Borrower shall, from time to time, within ten (10) days after Lender's request, furnish Lender or any other person or entity designated by Lender, an affidavit or certificate in a form satisfactory to Lender which shall:

                           (i) indicate the unpaid principal balance and accrued interest on the Note;

                           (ii) acknowledge either that Borrower is not in default of the terms and conditions of the Note and the Loan Documents or that a default exists, in which case, any defaults shall be described in detail; and

                           (iii) state that Borrower has no defense, right of set-off or counterclaim to the payment of the Indebtedness, or any part thereof, or the performance of any obligation (or describing any such defense, set-off, or counterclaim).

Lender and any purchaser or assignee of the Note and Loan Documents or any participating interest therein may rely on the representations of the Borrower contained in such affidavit or certificate.

ARTICLE IV.  CONDEMNATION

                  4.1 Condemnation. (a) If all or any portion of the Mortgaged Property is taken by condemnation or eminent domain powers of any Governmental Authority (or any transfer by private sale in lieu thereof), either temporarily or permanently, then the award and other proceeds payable in connection therewith shall be paid to Lender and applied to payment of the Indebtedness after deducting any costs incurred by Lender in connection therewith. To the extent that Lender determines that the remaining portion of the Mortgaged Property is adequate to secure the Indebtedness, the proceeds will be held and applied as provided on the conditions set forth in subparagraph (d) below.

                  (b) Participation in Proceedings. Borrower shall promptly notify Lender of any actual or threatened initiation of any condemnation or eminent domain proceeding as to any part of the Mortgaged Property and shall deliver to Lender copies of any and all papers served or received in connection with such proceedings, and Lender shall have the right, at its option, to participate in such proceedings at the expense of Borrower (including without limitation the Lender's attorneys' fees). Borrower shall execute such documents and take such other steps as required to permit such participation.

                  (c) Right to Settle Claims. Lender is hereby authorized to adjust, compromise and collect any condemnation or eminent domain award or settle a claim for damages and to apply the same to the Indebtedness, subject to the provisions of subparagraph (d) below.

                  (d) Use of Proceeds. Borrower hereby assigns to Lender any proceeds or awards which may become due by reason of any condemnation or other taking for public use of the whole or any part of the Mortgaged Property or any rights appurtenant thereto, and Lender is authorized, at its option, to collect and receive all such compensation, awards or damages and to give proper receipts and acquittances therefor without any obligation to question the amount of any such compensation, awards or damages. The proceeds of any such condemnation award or proceeds or any part thereof may be applied by Lender to the Indebtedness, whether or not due and in such order as Lender elects; provided that subject to the provisions of subparagraph (a) above, such proceeds shall be applied to restoration of the property taken if the following conditions are met:

                  (i) there exists no Event of Default or any event or condition which, upon the giving of notice or the passage of time or both, would constitute an Event of Default;

                  (ii) Borrower presents  sufficient evidence to the Lender that
         (A) there are sufficient funds from the condemnation award or proceeds and from equity funds, if needed, to completely restore the Mortgaged Property to an architectural whole as well as to maintain relevant debt service coverages and other operating expenses, and (B) the loss of the property taken will. not materially diminish the value of the Mortgaged Property;

                  (iii) all parties having existing or expected possessory interests in the Mortgaged Property (excluding resident apartment tenants) agree in a manner satisfactory to Lender that they will continue or extend their interests and arrangements for the contract terms then in effect following the restoration;

                  (iv) all parties having operating, management or franchise interests in, or arrangements concerning, the Mortgaged Property agree that they will continue their interests and arrangements for the contract terms then in effect following the restoration;

                  (v) all parties having commitments to provide financing with respect to all or any part of the Mortgaged Property, to purchase all or any part of Borrower's interest in all or any part of the Mortgaged Property, or to purchase all or any part of the Note agree in a manner satisfactory to Lender that their commitments will continue in full force and effect and, if necessary, the expiration of such commitments will be extended by the time necessary to complete the restoration;

                  (vi) Borrower Presents sufficient evidence to Lender that the Mortgaged Property will be restored to an architectural whole prior to the maturity of the Note;

                  (vii) Lender will not incur any liability to any other person as a result of such use or release of proceeds;

Lender shall hold and disburse the condemnation award or proceeds as restoration progresses subject to the conditions of Paragraph 3.21 hereof as if such proceeds were insurance proceeds.

                  (e) Further Assignment. Borrower agrees to execute such further assignments of any compensation, awards, damages, claims, rights of action and proceeds as Lender may require. If, prior to the receipt by Lender of such award or proceeds, the Mortgaged Property shall have been bid on foreclosure of this Security Deed, Lender shall have the right to receive such award or proceeds to the extent of any unpaid Indebtedness following such sale, with legal interest thereon, whether or not a deficiency judgment on this Security Deed or the Note shall have been sought or recovered, and to the extent of attorneys' fees, costs and disbursements incurred by Lender in connection with the collection of such award or proceeds. If Borrower fails to assign such compensation, awards, damages, claims, rights of action, and proceeds as aforesaid, Lender may execute such endorsements or transfers for and in the name of Borrower and Borrower hereby appoints Lender as Borrower's agent and attorney-in-fact so to do, such appointment being coupled with an interest and being irrevocable.

                  4.2 Release of Property from Security Deed. If all or any portion of the Mortgaged Property is taken by condemnation or eminent domain (or any transfer by private sale in lieu thereof), and the award and other proceeds payable in connection therewith are paid to Lender as required by Paragraph 4.1 above, then, at the request of Borrower, Lender will release said portion of the Mortgaged Property from this Security Deed upon satisfaction of, and in accordance with, the following requirements and procedures:

                  (a)  Borrower's  request for a release shall be accompanied by
         (i) a survey of the portion of the  Mortgaged  Property to be released,
         (ii) a metes and bounds legal description of the portion of the Mortgaged Property to be released, (iii) the quitclaim deed or other instrument to be used to effect such release, and (iv) such other documents and information as Lender may reasonably request in order to process and effect such release, all in form and substance acceptable to Lender.

                  (b) All costs and expenses of Lender associated with such release (including, without limitation, attorneys' fees) shall be paid by Borrower.

The execution and delivery of any such release shall not affect Borrower's Obligations hereunder or under the other Loan Documents.

ARTICLE V.  EVENTS OF DEFAULT

         The term "Event of Default," as used herein and in the other Loan Documents, shall mean the occurrence or happening, at any time and from time to time, of any one or more of the following:

                  5.1 Failure in Payment of Indebtedness. If Borrower shall fail, refuse or neglect to pay, in full, any installment or portion of the Indebtedness within ten (10) days after written notice from Lender that the same is due and payable, whether at the due date thereof stipulated in the Loan
Documents, or at a date fixed for prepayment, or by acceleration or otherwise; provided, however, that if such installment or portion of the Indebtedness becomes due and payable as a result of Lender's accelerating the maturity of the Indebtedness in accordance with the Loan Documents, the ten (10) day notice and cure period for payment set forth in this Paragraph 5.1 shall not apply to the accelerated due date.

                  5.2 Failure in Performance of Obligations. If Borrower shall fail, refuse or neglect to perform and discharge fully and timely any of the Obligations as and when called for, and such failure, refusal or neglect shall either be incurable or, if curable, shall remain uncured for a period of thirty
(30) days after the date of written notice thereof from Lender to Borrower; provided, however, that if such default is curable but requires work to be performed, acts to be done or conditions to be remedied which, by their nature, cannot be performed, done or remedied, as the case may be, within such thirty
(30) day period, then Borrower shall submit a plan to Lender for the cure of such default, and if Lender approves such plan (which approval may be granted, withheld or conditioned in Lender's sole and absolute discretion), no Event of Default shall be deemed to have occurred if Borrower commences such cure within such thirty (30) day period and thereafter diligently and continuously prosecutes the same to completion in accordance with the plan approved by Lender.

                  5.3 False Representation. If any representation, warranty or statement made by Borrower or others in, under or pursuant to the Loan Commitment (as that term is defined in the Loan

Agreement), the Loan Documents or any affidavit, instrument or other document executed or delivered in connection with the Loan Documents shall be false or misleading in any material respect as of the date hereof or shall become so at any time prior to the repayment in full of the Indebtedness.

                  5.4 Voluntary Bankruptcy. If Borrower or, if Borrower is a partnership, joint venture, trust or other type of business association, if any of the parties comprising Borrower shall (a) voluntarily be adjudicated as bankrupt or insolvent, (b) file any petition or commence any case or proceeding under any provision or chapter of the Federal Bankruptcy Code or any other federal or state law relating to insolvency, bankruptcy, rehabilitation, liquidation or reorganization, (c) make a general assignment for the benefit of its creditors, (d) have an order for relief entered against it under the Federal Bankruptcy code, (e) convene a meeting of its creditors, or any class thereof, for the purpose of effecting a moratorium upon or extension or composition of its debts, (f) fail to pay its debts as they mature, (g) admit in writing that it is generally not able to pay its debts as they mature or generally not pay its debts as they mature, or (h) become insolvent.

                  5.5 Involuntary Bankruptcy. If (a) a petition is filed or any case or proceeding described in Paragraph 5.4 above is commenced against Borrower, or, if Borrower is a partnership, joint venture, trust or other type of business association, against any of the parties comprising Borrower or against the assets of any such persons or entities, unless such petition and the case or proceeding initiated thereby is dismissed within sixty (60) days from the date of the filing, (b) an answer is filed by Borrower or, if Borrower is a partnership, joint venture, trust or other type of business association, by any of the parties comprising Borrower, admitting the allegations of any such petition, or (c) a court of competent jurisdiction enters an order, judgment or decree appointing, without the consent of Borrower or, if Borrower is a partnership, joint venture, trust or other type of business association, of any of the parties comprising Borrower, a custodian, trustee, agent or receiver for it, or for all or any part of its property, or authorizing the taking possession by a custodian, trustee, agent or receiver of such entity, or all or any part of its property unless such appointment is vacated or dismissed or such possession is terminated within sixty (60) days from the date of such appointment or commencement of such possession, but not later than five (5) days before the proposed sale of any assets of Borrower or, if Borrower is a partnership, joint venture, trust or other business association, of any of the parties comprising Borrower, by such custodian, trustee, agent or receiver, other than in the ordinary course of the business of Borrower.

                  5.6 Intentionally Omitted

                  5.7 Dissolution, Change or Encumbrance of Ownership. (a) If Borrower or if any of the parties directly or indirectly comprising Borrower shall die, dissolve, terminate or liquidate, or merge with or be consolidated into any other entity, or shall hypothecate, pledge, mortgage or otherwise encumber all or any part of the beneficial ownership interest in Borrower or shall attempt to do any of the same; or (b) if Borrower shall amend or modify, in a manner which would adversely affect Lender, its articles of incorporation, bylaws, partnership agreement, certificate of partnership or other charter or enabling documents, and Lender has not given its prior written consent to such amendments or modifications which approval shall not be unreasonably withheld, delayed or conditioned. Lender acknowledges that (i) the limited partners of Borrower and the shareholders of general partner of Borrower, Roberts Realty Investors, Inc., a real estate investment trust (hereinafter "RRI") may, without Lender's consent, transfer and assign limited partnership units in Borrower and shares in RRI in the ordinary course of business; and (ii) Borrower or RRI may complete any merger or consolidation involving Borrower or RRI when Borrower or RRI is the surviving entity; provided, however, that nothing herein shall release Borrower or RRI from its obligations under the Loan Documents.

                  5.8 Disposition of Mortgaged Property and Beneficial Interest in Borrower. If Borrower sells, leases, exchanges, assigns, conveys, transfers or otherwise disposes of (herein collectively called "Disposition") all or if any portion of the Mortgaged Property (or any interest therein) or all or any part of the beneficial ownership interest in Borrower (if Borrower is a corporation, partnership, joint venture, trust or other type of business association or legal entity) is sold, transferred or otherwise disposed of, without the prior written consent of Lender. Lender acknowledges that (i) the limited partners of Borrower and the shareholders of RRI may, without Lender's consent, transfer and assign limited partnership units in Borrower and shares in RRI in the ordinary course of business; and (ii) Borrower or RRI may complete any merger or consolidation involving Borrower or RRI when Borrower or RRI is the surviving entity; provided, however, that nothing herein shall release Borrower or RRI from its obligations under the Loan Documents.

                  5.9 Encumbrance Upon Mortgaged Property. If Borrower shall, without the prior written consent of Lender, create, place or permit to be created or placed, or through any act or failure to act, acquiesce in the placing of, or allow to remain, any mortgage, security deed, pledge, lien
(statutory,   constitutional  or  contractual),   security  title  or  interest,
encumbrance or charge on, or conditional sale or other title retention agreement, regardless of whether same are expressly subordinate to the liens of the Loan Documents, with respect to the Mortgaged Property, the "Construction Contracts" or the "Plans" (as those terms are defined in the Loan Agreement), other than the Permitted Encumbrances.

                  5.10 Intentionally omitted

                  5.11 Foreclosure of Other Liens. If the holder of any lien or security title, interest or deed on the Mortgaged Property (without hereby implying Lender's consent to the existence, placing, creating or permitting of any such lien or security title, interest or deed) institutes foreclosure or other proceedings for the enforcement of its remedies thereunder.

                  5.12 Default Under Other Loan Documents. In the event an Event of Default shall occur under any other Loan Document (even though not listed as an Event of Default hereunder and the applicable cure period shall expire).

                  5.13 Default Under Other Loans. If Borrower should default in the payment of any other loan from Lender to Borrower, whether now or hereafter existing, or fail to perform any of its obligations in connection therewith.

                  5.14 Failure of Other Collateral. If Borrower shall fail to deliver or maintain any collateral as required by the Loan Documents.


ARTICLE VI.  LENDER'S REMEDIES

                  6.1 Remedies. If an Event of Default shall occur, Lender may, at its sole election, exercise any or all of the following rights, remedies and recourses:

                  (a) Acceleration: Declare the then unpaid principal balance on the Note, the accrued interest and any other accrued but unpaid portion of the Indebtedness to be immediately due and payable, without further notice, presentment, protest, demand or action of any nature whatsoever (each of which hereby is expressly waived by Borrower), whereupon the same shall become immediately due and payable, time being of the essence in this Security Deed.

                  (b) Termination of License. (i) Terminate the License granted to Borrower in Paragraph 8.3 hereof and exercise the rights, powers and privileges of landlord under the Leases, and then and thereafter, with or without taking possession of the Mortgaged Property, in Borrower's own name, demand, collect, receive, sue for, attach and levy on the Rents (including demand for Rents collected for the period in which the demand occurs) and give proper receipts, releases and acquittances therefor.

                           (ii)  Deliver a  written  demand  to any  Tenant  for
payment of Rents, which demand shall be sufficient evidence of each such Tenant's obligation and authority to make all future payments of Rents to Lender without the necessity for further consent by the Borrower. Borrower hereby indemnifies and agrees to hold each Tenant free and harmless from and against all liability, loss, cost, damage or expense suffered or incurred by such Tenant by reason of its compliance with any demand for payment of Rents made by Lender contemplated by the preceding sentence. Borrower, for itself and its agents, covenants and agrees not to countermand any such written demand to Tenants for payment of Rents.

                  (c) Entry on Mortgaged Property: (i) Demand that Borrower shall forthwith surrender to Lender the actual possession of the Mortgaged Property, and to the extent permitted by law, enter and take possession of all of the Mortgaged Property without the appointment of a receiver, or an application therefor, and exclude Borrower and its agents and employees wholly therefrom, and have joint access with Borrower to the books, papers and accounts of Borrower.

                           (ii)  If  Borrower  shall  for  any  reason  fail  to
surrender or deliver the Mortgaged Property or any part thereof after such demand by Lender, Lender may seek a judgment or decree conferring upon Lender the right to immediate possession or requiring Borrower to deliver immediate possession of the Mortgaged Property to Lender, and Borrower hereby specifically covenants and agrees that Borrower shall not oppose, contest or otherwise hinder or delay Lender in any action or proceeding by Lender to obtain such judgment or decree. Borrower shall pay to Lender, upon demand, all expenses of obtaining such judgment or decree, including reasonable compensation to Lender, its attorneys and agents, and all such expenses and compensation shall, until paid, become part of the Indebtedness and shall be secured by this Security Deed.

                           (iii)  Upon  every  such  entering  upon or taking of
possession, Lender may hold, store, use, operate, manage and control the Mortgaged Property and conduct the business thereof, and, from time to time, (A) make all necessary and proper maintenance, repairs, renewals, replacements, additions, betterments and improvements thereto and thereon and purchase or otherwise acquire additional fixtures, personalty and other property, (B) insure or keep the Mortgaged Property insured, (C) manage and operate the Mortgaged Property and exercise all the rights and powers of Borrower to the same extent Borrower could in its own name or otherwise act with respect to the same, and
(D) enter into any and all agreements with respect to the exercise by others of any of the powers herein granted to Lender, all as Lender from time to time may determine to be in its best interest. Anything in this Security Deed to the contrary notwithstanding, Lender shall not be obligated to discharge or perform the duties of the landlord to any Tenant or incur any liability as the result of any exercise by Lender of its rights under this Security Deed, and Lender shall be liable to account only for the Rents actually received by Lender.

                           (iv)  Make,   modify,   enforce,   cancel  or  accept
surrender of any Lease, remove and evict any Tenant, increase or decrease Rents under any Lease, appear in and defend any action or proceeding purporting to affect the Mortgaged Property, and perform and discharge each and every obligation, covenant and agreement of Borrower contained in any Lease, whether or not Lender takes possession of the Mortgaged Property.

                           (v) Neither the entering  upon and taking  possession
of the Mortgaged Property, nor the collection of any Rents and the application thereof as aforesaid, shall cure or waive any Event of Default theretofore or thereafter occurring, or affect any notice of an Event of Default hereunder or invalidate any act done pursuant to any such notice. Lender shall not be liable to Borrower, anyone claiming under or through Borrower, or anyone having an interest in the Mortgaged Property by reason of anything done or left undone by Lender hereunder. Nothing contained in this Paragraph 6.1(c) shall require Lender to incur any expense or do any act. If the Rents are not sufficient to meet the costs of taking control of and managing the Mortgaged Property and/or collecting the Rents, any funds expended by Lender for such purposes shall become Indebtedness of Borrower to Lender secured by this Security Deed. Such amounts, together with interest at the Default Rate under the Note and attorneys' fees, if applicable, shall be immediately due and payable. Notwithstanding Lender's continuance in possession or receipt and application of Rents, Lender shall be entitled to exercise every right provided for in this Security Deed or by law upon or after the occurrence of an Event of Default. Any of the actions referred to in this Paragraph 6. 1 (c) may be taken by Lender at such time as Lender is so entitled, without regard to the adequacy of any security for the Indebtedness hereby secured.

                           (vi) In the event  that all  interest,  deposits  and
principal installments and other sums due under any of the terms, covenants, conditions and agreements of this Security Deed and the other Loan Documents shall be paid and all Events of Default shall be cured, and as a result thereof Lender surrenders possession of the Mortgaged Property to Borrower, the same right herein given to Lender shall continue to exist if any subsequent Events of Default shall occur.

                  (d) Foreclosure and Sale: Sell the Mortgaged Property or any part thereof at one or more public sales before the door of the courthouse of the county in which the Property or any part of the Property is situated, without notice except as required or set forth herein, to the highest bidder for cash, in order to pay the Indebtedness, and all expenses of sale and of all proceedings in connection therewith, including reasonable attorneys' fees, after advertising the time, place and terms of sale once a week for four (4) weeks immediately preceding such sale (but without regard to the number of days) in a newspaper in which Sheriff's sales are advertised in said county. At any such public sale, Lender may execute and deliver to the purchaser or purchasers at such sale or sales a conveyance of the Mortgaged Property or any part of the Mortgaged Property in fee simple, with full warranties of title, and to this end Borrower hereby constitutes and appoints Lender the agent and attorney-in-fact of Borrower to make such sale and conveyance, and thereby to divest Borrower of all right, title and equity that Borrower may have in and to the Mortgaged Property and to vest the same in the purchaser or purchasers at such sale or sales; and all the acts and doings of said agent and attorney-in-fact are hereby ratified and confirmed and any recitals in said conveyance or conveyances as to facts essential to a valid sale shall be binding upon Borrower. The aforesaid power of sale and agency hereby granted are coupled with an interest and are irrevocable by death or otherwise, are granted as cumulative of the other remedies provided hereby or by law for collection of the Indebtedness, and shall not be exhausted by one exercise thereof but may be exercised until full payment of all of the Indebtedness. In the event of any sale under this Security Deed by virtue of the exercise of the powers herein granted, or pursuant to any order in any judicial proceedings or otherwise, the Mortgaged Property may be sold as an entirety or in separate parcels and in such manner or order as Lender in its sole discretion may elect, and if Lender so elects, Lender may sell the Personalty covered by this Security Deed at one or more separate sales in any manner permitted by the Uniform Commercial Code of the State of Georgia, and one or more exercises of the powers herein granted shall not extinguish nor exhaust such powers, until the entire Mortgaged Property is sold or the Indebtedness is paid in full. If the Indebtedness is now or hereafter further secured by any chattel mortgages, pledges, contracts of guaranty, assignments of lease or other security instruments, Lender may at its option exhaust the remedies granted under any of said security instruments, either concurrently or independently, and in such order as Lender may determine.

                  Lender, may, in addition to and not in abrogation of the rights covered under the immediately preceding subparagraph, or elsewhere in this Article VI, either with or without entry or taking possession as herein provided or otherwise, proceed by a suit or suits in law or in equity or by any other appropriate proceeding or remedy (i) to enforce payment of the Note or the performance of any term, covenant, condition or agreement of this Security Deed or any other right and (ii) to pursue any other remedy available to it, all as Lender at its sole discretion shall elect.

                  (e) Receiver: Lender, upon application to a court of competent jurisdiction, shall be entitled as a matter of strict right, without notice and without regard to the adequacy or value of any security for the Indebtedness or the solvency of any party bound for its payment, to the appointment of a receiver to take possession of and to operate the Mortgaged Property and to collect and apply the incomes, rents, issues, profits and revenues thereof. The receiver shall have all of the rights and powers permitted under the laws of the State of Georgia. Borrower shall pay to Lender upon demand all expenses, including receiver's fees, attorneys' fees, costs and agent's compensation, incurred pursuant to the provisions of this Paragraph 6.1(e), and any such amounts paid by Lender shall be added to the Indebtedness and shall be secured by this Security Deed.

                  (f) Performance by Lender: Pay, perform or observe any term, covenant or condition of this Security Deed not paid, performed or observed by Borrower, and all payments made or costs or expenses incurred by Lender in connection therewith shall be secured hereby and shall be, without demand, immediately repaid by Borrower to Lender with interest thereon at the Default Rate provided in the Note. Lender shall be the sole judge of the necessity for any such actions and of the amounts to be paid. Lender is hereby empowered to enter and to authorize others to enter upon the Mortgaged Property or any part thereof for the purpose of performing or observing any such defaulted term, covenant or condition without thereby becoming liable to Borrower or any person in possession holding under Borrower.

                  (g) Relief From Automatic  Stay. In the event that Borrower is the subject of any insolvency, bankruptcy, receivership, dissolution, reorganization, or similar proceeding, federal or state, voluntary or involuntary, under any present or future law or act, Lender shall be entitled to relief from the automatic stay as to the enforcement of its remedies under the Loan Documents against the Mortgaged Property, including specifically, but not limited to, the stay imposed by 11 U.S.C., Section 362, as amended, and Borrower hereby consents to the immediate lifting of any such automatic stay and will not contest any motion by Lender to lift such stay. Borrower expressly acknowledges that (i) the Mortgaged Property is not now and will never be necessary to any plan of reorganization of any type, and (ii) no reorganization of Borrower's business is possible or feasible.

                  (h) Other: Exercise any and all other rights, remedies and recourses granted under the Loan Documents (including, without limitation, those set forth in Articles VII, VIII and IX hereinbelow) or now or hereafter existing in equity, at law, by virtue of statute or otherwise.

                  6.2 Separate Sales. The Mortgaged Property may be sold in one or more parcels and in such manner and order as Lender, in its sole discretion, may elect, it being expressly understood and agreed that the right of sale arising out of any Event of Default shall not be exhausted by any one or more sales.

                  6.3 Remedies Cumulative, Concurrent and NonExclusive. Lender shall have all rights, remedies and recourses granted in the Loan Documents and available at law or equity (including specifically those granted by the Uniform Commercial Code in effect and applicable to the

Mortgaged Property or any portion thereof); and same (a) shall be cumulative and concurrent, (b) may be pursued separately, successively or concurrently against Borrower or others obligated under the Note, or against the Mortgaged Property, or against any one or more of them, at the sole discretion of Lender, (c) may be exercised as often as occasion therefor shall arise, it being agreed by Borrower that the exercise or failure to exercise any of same shall in no event be construed as a waiver or release thereof or of any other right, remedy or recourse, and (d) are intended to be, and shall be, nonexclusive.

                  6.4 No Conditions Precedent to Exercise of Remedies. Neither Borrower nor any other person hereafter obligated for payment of all or any part of the Indebtedness, or fulfillment of all or any of the Obligations, shall be relieved of such obligation by reason of (a) the failure of Lender to comply with any request of Borrower or of any other person so obligated, to foreclose this Security Deed or to enforce any provisions of the other Loan Documents, (b) the release, regardless of consideration, of the Mortgaged Property or the addition of any other property to the Mortgaged Property, (c) any agreement or stipulation between any subsequent owner of the Mortgaged Property and Lender extending, renewing, rearranging or in any other way modifying the terms of the Loan Documents without first having obtained the consent of, given notice to or paid any consideration to Borrower or such other person, and in such event, Borrower and all such other persons shall continue to be liable to make payment according to the terms of any such extension or modification agreement unless expressly released and discharged, in writing, by Lender, or (d) by any other act or occurrence, save and except the complete payment of the Indebtedness and the complete fulfillment of all of the Obligations.

                  6.5 Release of and Resort to Collateral. Lender may release, regardless of consideration, any part of the Mortgaged Property without, as to the remainder, in any way impairing, affecting, subordinating or releasing the conveyance, lien, encumbrance or security interests created in or evidenced by the Loan Documents or their stature as a first and prior security deed, lien, encumbrance or security interest in and to the Mortgaged Property. For payment of the Indebtedness, Lender may resort to any security therefor held by Lender in such order and manner as Lender may elect.

                  6.6 Waiver of Appraisement, Valuation, etc. Borrower agrees, to the full extent permitted by law, that, in case of an Event of Default, neither Borrower nor anyone claiming through or under Borrower will set up, claim or seek to take advantage of any moratorium, reinstatement, forbearance, appraisement, valuation, stay, extension, homestead, exemption or redemption laws now or hereafter in force in order to prevent or hinder the enforcement or foreclosure of this Security Deed or the absolute sale of the Mortgaged Property, the delivery of possession thereof immediately after such sale to the purchaser at such sale, or the exercise of any other remedy hereunder; and Borrower, for itself and all who may at any time claim through or under it, hereby waives to the full extent that it may lawfully so do, the benefit of all such laws, and any and all right to have assets subject to the security title of this Security Deed marshalled upon any foreclosure or sale under the power herein granted or a sale in inverse order of alienation.

                  6.7 Discontinuance of Proceedings. In case Lender shall have proceeded to enforce any right, power or remedy under this Security Deed by foreclosure, entry or otherwise, or in the event Lender commences advertising of the intended exercise of the sale under power provided hereunder and such proceeding or advertisement shall have been withdrawn, discontinued or abandoned for any reason, or shall have been determined adversely to Lender, then in every such case (a) Borrower and Lender shall be restored to their former positions and rights, (b) all rights, powers and remedies of Lender shall continue as if no such proceeding had been taken, (c) each and every Event of Default declared or occurring prior or subsequent to such withdrawal, discontinuance or abandonment shall be and shall be deemed to be a continuing Event of Default and
(d) neither this Security Deed, nor the Note, nor the Indebtedness, nor any other Loan Document, shall be or shall be deemed to have been reinstated or otherwise affected by such withdrawal, discontinuance or abandonment; and Borrower hereby expressly waives the benefit of any statute or rule of law now provided, or which may hereafter be provided, which would produce a result contrary to or in conflict with the above.

                  6.8 Application of Proceeds. The proceeds of any sale of, and the Rents and other amounts generated by the holding, leasing, operation or other use of, the Mortgaged Property (including, without limitation, the Leases) shall be applied by Lender (or the receiver, if one is appointed) to the extent that funds are so available therefrom to the following in the order of priority that Lender, in its sole discretion, may determine:

                  (a) To the payment of the costs and expenses of taking possession of the Mortgaged Property and of holding, using, leasing, repairing, improving and selling the same, including, without limitation, (i) receivers' fees, (ii) court costs, (iii) attorneys' and accountants' fees, (iv) costs of advertisement, and (v) the payment of any and all Impositions, liens, security interests or other rights, titles or interests equal or superior to this Security Deed (except those to which the Mortgaged Property has been sold subject to and without in any way implying Lender's prior consent to the creation thereof);

                  (b) To the payment of all amounts, other than the principal balance of the Note and accrued but unpaid interest, which may be due to Lender under the Loan Documents, together with interest on all such amounts as provided;

                  (c) To the payment of all accrued but unpaid interest due on the Note;

                  (d) To the payment of the principal balance of the Note and any remaining portion of the Indebtedness;

                  (e) To the extent funds are available therefor out of the sale proceeds or the Rents, and to the extent known by Lender, and permitted by law, to the payment of any indebtedness or obligation secured by a subordinate interest in the Mortgaged Property; and

                  (f) Any remaining funds to Borrower. Borrower SHALL BE LIABLE FOR ANY DEFICIENCIES IN THE EVENT THE PROCEEDS ARE NOT SUFFICIENT TO COVER ITEMS
(a) THROUGH (d) ABOVE.

                  6.9 Leases. Lender, at its option, is authorized to foreclose this Security Deed subject to the rights of any Tenants of the Mortgaged Property under any Leases, and the failure to make any Tenants parties to any such foreclosure proceedings and to foreclose their rights shall not be, nor be asserted to be by Borrower, a defense to any proceedings instituted by Lender to collect the Indebtedness.

                  6.10 Purchase by Lender. Upon any foreclosure sale or sales of all or any portion of the Mortgaged Property under the power of sale herein granted, Lender may bid for and purchase the Mortgaged Property and shall be entitled to apply all or any part of the Indebtedness as a credit to the purchase price.

                  6.11 Borrower as Tenant Holding Over. In the event of any such foreclosure sale or sales under the power herein granted, Borrower shall be deemed a tenant holding over and shall forthwith deliver possession to the purchaser or purchasers at such sale or be summarily dispossessed according to provisions of law applicable to tenants holding over.

                  6.12 Suits to Protect the Mortgaged Property. Lender shall have the power to institute and maintain such suits and proceedings as it may deem expedient (i) to prevent any impairment of the Mortgaged Property by any acts which may be unlawful or constitute an Event of Default under this Security Deed, (ii) to preserve or protect its interest in the Mortgaged Property and in the Leases and Rents arising therefrom, and (iii) to restrain the enforcement of or compliance with any legislation or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid, if the enforcement of or compliance with such enactment, rule or order would impair the security hereunder or be prejudicial to the interest of Lender.

                  6.13 Proofs of Claim. In the case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other proceedings affecting Borrower, its creditors or its property, Lender, to the extent permitted by law, shall be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have the claims of Lender allowed in such proceedings for the entire amount of the Indebtedness at the date of the institution of such proceedings and for any additional amount of the Indebtedness after such date.

                  6.14 Occupancy After Foreclosure. The purchaser at any foreclosure sale pursuant to Paragraph 6.1(d) shall become the legal owner of the Mortgaged Property or the portion thereof foreclosed. All occupants (except those which have previously executed a prior written agreement with purchaser) of the Mortgaged Property or any part thereof shall become tenants at sufferance of the purchaser at the foreclosure sale and shall deliver possession thereof immediately to the purchaser upon demand.

                  6.15 Waiver of Borrower's Rights. BY EXECUTION OF THIS SECURITY DEED AND BY INITIALING THIS PARAGRAPH 6.15, BORROWER EXPRESSLY: (A) ACKNOWLEDGES THE RIGHT OF LENDER TO ACCELERATE THE INDEBTEDNESS EVIDENCED BY THE NOTE AND ANY OTHER INDEBTEDNESS SECURED BY THIS SECURITY DEED AND THE POWER OF ATTORNEY GIVEN HEREIN TO LENDER TO SELL THE MORTGAGED PROPERTY BY NONJUDICIAL FORECLOSURE UPON AN EVENT OF DEFAULT BY BORROWER WITHOUT ANY JUDICIAL HEARING AND WITHOUT ANY NOTICE OTHER THAN SUCH NOTICE (IF ANY) AS IS SPECIFICALLY REQUIRED TO BE GIVEN UNDER THE PROVISIONS OF THIS SECURITY DEED; (B) WAIVES ANY AND ALL RIGHTS WHICH BORROWER MAY HAVE UNDER THE CONSTITUTION OF THE UNITED STATES OF AMERICA (INCLUDING, WITHOUT LIMITATION, THE FIFTH AND FOURTEENTH AMENDMENTS THEREOF), THE VARIOUS PROVISIONS OF THE CONSTITUTIONS FOR THE SEVERAL STATES, OR BY REASON OF ANY OTHER APPLICABLE LAW, (1) TO NOTICE AND TO JUDICIAL HEARING PRIOR TO THE EXERCISE BY LENDER OF ANY RIGHT OR REMEDY HEREIN PROVIDED TO LENDER, EXCEPT SUCH NOTICE (IF ANY) AS IS SPECIFICALLY REQUIRED TO BE GIVEN UNDER THE PROVISIONS OF THIS SECURITY DEED AND (2) CONCERNING THE APPLICATION, RIGHTS OR BENEFITS OF ANY STATUTE OF LIMITATION OR ANY MORATORIUM,
REINSTATEMENT, MARSHALLING, FORBEARANCE, APPRAISEMENT, VALUATION, STAY, EXTENSION, HOMESTEAD, EXEMPTION OR REDEMPTION LAWS; (C) ACKNOWLEDGES THAT BORROWER HAS READ THIS SECURITY DEED AND ANY AND ALL QUESTIONS OF BORROWER REGARDING THE LEGAL EFFECT OF THIS SECURITY DEED AND ITS PROVISIONS HAVE BEEN EXPLAINED FULLY TO BORROWER, AND BORROWER HAS CONSULTED WITH COUNSEL OF BORROWER'S CHOICE PRIOR TO EXECUTING THIS SECURITY DEED AND INITIALING THIS PARAGRAPH 6.15; AND (D) ACKNOWLEDGES THAT ALL WAIVERS OF THE AFORESAID RIGHTS OF BORROWER HAVE BEEN MADE KNOWINGLY, INTENTIONALLY AND WILLINGLY BY BORROWER AS PART OF A BARGAINED FOR LOAN TRANSACTION AND THAT THIS SECURITY DEED IS VALID AND ENFORCEABLE BY LENDER AGAINST BORROWER IN ACCORDANCE WITH ALL THE TERMS AND CONDITIONS HEREOF.

                                              INITIALED BY BORROWER:

                                              /s/ Charles S. Roberts
                                              --------------------------------


ARTICLE VII.  SECURITY AGREEMENT

                  7.1 Security Interest. This Security Deed shall be construed as a deed to secure debt on the Mortgaged Property, and it shall also constitute and serve as a "Security Agreement" on personal property within the meaning of, and shall constitute until this Security Deed shall terminate, as provided in
Article II hereinabove, a first and prior security interest under the Uniform Commercial Code as enacted in the State of Georgia with respect to the Personalty, Fixtures, Construction

Contract, Plans, Leases and Rents. To this end, Borrower has GRANTED, BARGAINED, CONVEYED, ASSIGNED, TRANSFERRED and SET OVER, and by these presents, does GRANT, BARGAIN, CONVEY, ASSIGN, TRANSFER and SET OVER, unto Lender a first and prior security interest and all of Borrower's right, title and interest in, to, under and with respect to the Personalty, Fixtures, Construction Contracts, Plans, Leases and Rents ("Collateral") to secure the full and timely payment of the Indebtedness and the full and timely performance and discharge of the
Obligations. It is the intent of Borrower and Lender that this Security Deed encumber all Leases and Rents, that all items contained in the definition of "Leases" and "Rents" which are included within Article 9 of the Uniform Commercial Code of Georgia be covered by the security interest granted in this
Article VII and that all items contained in the definition of "Leases" and "Rents" which are excluded from Article 9 of the Uniform Commercial Code of Georgia be covered by the provisions of Article II and Article VIII hereof.

         With regard to the Construction Contracts and the Plans, this assignment is for the purposes of security only, and it does not and will not operate or have the effect of delegating to the Lender any of Borrower's duties, responsibilities or liabilities under any of the Loan Documents until such time as Lender has notified the other party to a Construction Contract, if applicable, and made independent arrangements with said party. Upon a default by Borrower under any of the Loan Documents which is not cured within any applicable cure period, as therein provided, Lender shall be and is hereby permitted to, at its option, exercise the rights granted hereunder by notifying one or more of said parties of its election. Borrower hereby authorizes any other party to any Construction Contract to rely upon notice from Lender that Borrower is in default under any of the Loan Documents.

                  7.2 Financing Statements. Borrower hereby agrees with Lender to execute and deliver to Lender, in form and substance satisfactory to Lender, such Financing Statements and such further assurances as Lender may, from time to time, reasonably consider necessary to create, perfect and preserve Lender's security interest herein granted, and Lender may cause such statements and assurances to be recorded and filed, at such times and places as may be required or permitted by law, to so create, perfect and preserve such security interest.

                  7.3 Uniform Commercial Code Remedies. Lender shall have all the rights, remedies and recourses with respect to the Personalty, Fixtures, Construction Contracts, Plans, Leases and Rents afforded to a "Secured Party" by the Uniform Commercial Code of Georgia as to property within the scope thereof and situated in the State of Georgia, in addition to, and not in limitation of, the other rights, remedies and recourses afforded by the Loan Documents.

                  7.4 Warranty. Borrower warrants that Borrower shall promptly execute any financing statements or other instruments deemed necessary by Lender to prevent any filed financing statement from becoming misleading or losing its perfected status.

                  7.5 Foreclosure of Security Interest. If an Event of Default shall occur, Lender may elect, in addition to exercising any and all other rights, remedies and recourses set forth in Article VI or referred to in Paragraph 7.3 hereinabove or Article VIII hereinbelow, to proceed in, the manner set forth in Article 9, Section 501 of the Uniform Commercial Code of Georgia, relating the procedure to be followed when a Security Agreement covers both real and personal property.

                  7.6 Construction Mortgage. If the term "construction mortgage" is referenced on the first page hereof, this Security Deed secures future advances to be used for construction of improvements on the Land pursuant to the Loan Agreement and, accordingly, this Security Deed shall constitute a construction mortgage.

                  7.7 No Obligation of Grantee. The assignment and security interest herein granted shall not be deemed or construed to constitute Lender as a trustee or mortgagee in possession of the Mortgaged Property, to obligate Lender to lease the Mortgaged Property or attempt to do same, or to take any action, incur any expense or perform or discharge any obligation, duty or liability whatsoever under any of the Leases or otherwise.

ARTICLE VIII.  ASSIGNMENT OF LEASES AND RENTS

                  8.1 Assignment. For and in consideration of the sum of TEN DOLLARS ($10.00), and other good and valuable consideration, including the Indebtedness, the receipt and sufficiency of which are hereby acknowledged, and in order to secure the full and timely payment of the Indebtedness and the full and timely performance and discharge of the Obligations, Borrower has GRANTED, BARGAINED, SOLD, CONVEYED, ASSIGNED, TRANSFERRED, SET OVER and DELIVERED, and by these, presents does hereby GRANT, BARGAIN, SELL, CONVEY, ASSIGN, TRANSFER, SET OVER and DELIVER absolutely unto Lender the Leases (whether now existing or entered into after the date hereof) and the Rents, subject only to the hereinafter described License, TO HAVE AND TO HOLD the Leases and the Rents unto Lender, its successors and assigns, forever, and Borrower does hereby bind itself, its successors and assigns to WARRANT and FOREVER DEFEND the title to the Leases and the Rents unto Lender against every person whomsoever lawfully claiming or to claim the same or any part thereof. Upon the occurrence of an Event of Default, Lender shall have the right, power and privilege (but shall be under no duty) to demand possession of the Rents, which demand shall, to the fullest extent permitted by applicable law, be sufficient action by Lender to entitle Lender to immediate and direct payment of the Rents (including delivery to Lender of Rents collected for the period in which the demand occurs and for any subsequent period), for application as provided herein, all without the necessity of any further action by Lender, including, without limitation, any action to obtain possession of the Improvements or the Property. Borrower hereby authorizes and directs the tenants under the Leases to pay Rents to Lender upon written demand by Lender, without further consent of Borrower, without any obligation to determine whether an Event of Default has in fact occurred and regardless of whether Lender has taken possession of any portion of the Property, and the tenants may rely upon any written statement delivered by Lender to the tenants. Any such payment to Lender shall constitute payment to Borrower under the Leases, and Borrower hereby appoints Lender as Borrower's lawful attorney-in-fact for giving, and Lender is hereby empowered to give, acquittances to any tenants for such payments to Lender after a default.

                  8.2 Continuation and Termination of Assignment. If Borrower shall pay or cause to be paid the Indebtedness as and when same shall become due and payable and shall perform and discharge or cause to be performed and discharged the Obligations on or before the date the same are to be performed and discharged, then this assignment shall thereupon be terminated and of no further force and effect, and all rights, titles and interests conveyed pursuant to this assignment shall become revested in Borrower without the necessity of any further act or requirement by Borrower or Lender; provided, however, the affidavit, certificate, letter or statement of any officer of Lender stating that any part of the Indebtedness or the Obligations remains unpaid and undischarged shall be and constitute conclusive evidence of the validity, effectiveness or continuing force of the within assignment, and any person, firm or corporation may, and is hereby authorized to, rely thereon.

                  8.3 Limited License. Provided that there exists no Event of Default hereunder or under or in any Loan Document, Borrower shall have the right under a limited license granted hereby, and Lender hereby grants to Borrower a limited license (the "License"), to collect upon, but not prior to accrual, all of the Rents arising from or out of the Leases, or any renewals or extensions thereof, or from or out of the Mortgaged Property or any part thereof, and Borrower shall receive such Rents and hold the same, as well as the right and license to receive such Rents, as a trust fund to be applied, and Borrower hereby covenants to apply the Rents, to the payment of interest and principal becoming due on account of the Indebtedness, to the satisfaction and discharge of the Obligations, including specifically, but without limitation, to the payment of taxes and assessments upon the Mortgaged Property before payment of penalty or interest are due thereon, to the cost of such insurance, maintenance and repairs as may be required by the terms of this Security Deed and in satisfaction of all obligations under the Leases, all prior to the application by Borrower of the Rents for any other purposes.

                  8.4 Borrower's Indemnities. Borrower hereby agrees to indemnify and hold Lender free and harmless from and against any and all liability, loss, cost, damage or expense which Lender may incur under or by reason of this assignment, or for any action taken by the Lender hereunder, or by reason or in defense of any and all claims and demands whatsoever which may be asserted against Lender arising out of the Leases, including specifically, but without limitation, any claim by any Tenant of credit for Rents paid to and received by Borrower, but not delivered to Lender, for any period under any Lease more than one (1) month in advance of the due date thereof. In the event Lender incurs any such liability, loss, cost, damage or expense, the amount thereof, including reasonable attorneys' fees, with interest thereon at the Default Rate specified in the Note, shall be payable by Borrower to Lender immediately, without demand, and shall be secured hereby and by all other Loan Documents.

                  8.5 Appointment of Attorney-in-Fact. Borrower hereby further constitutes and appoints Lender the true and lawful attorney, coupled with an interest, of the Borrower, and in the name, place and stead of said Borrower, to subject and subordinate at any time and from time to time any Lease or any part thereof to the lien and security title of the Security Deed or any other mortgage, security deed, deed of trust or security agreement on or to any ground lease of the Mortgaged Property, or to request or require such subordination, where such reservation, option or authority was reserved to the Borrower under any such Lease, or in any case where the Borrower otherwise would have the right, power or privilege so to do. The foregoing appointment is irrevocable and continuing, and such rights, powers and privileges shall be exclusive in Lender, its successors and assigns so long as any part of the Indebtedness or the Obligations secured hereby remains unpaid and undischarged, and Borrower hereby warrants that Borrower has not at any time prior to the date hereof exercised any such rights, and Borrower hereby covenants not to exercise any such right, to subordinate any such Lease to the lien of this Security Deed or to any other security deed, mortgage, deed of trust or security agreement or to any ground lease.

                  8.6 Exculpation of Lender. The acceptance by Lender of this assignment of the Leases and Rents, with all of the rights, powers, privileges and authority created hereby shall not, prior to entry upon and taking possession of the Mortgaged Property by Lender, be deemed or construed to constitute Lender a "mortgagee in possession", nor thereafter or at any time or in any event obligate the Lender to appear in or defend any action or proceeding relating to the Leases, the Rents or the Mortgaged Property or to take any action hereunder or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under any Lease or to assume any obligation or responsibility for any security deposits or other deposits delivered to Borrower by any Tenant and not assigned and delivered to Lender, nor shall Lender be liable in any way for any injury or damage to persons or property sustained by any person or persons, firm or corporation in or about the Mortgaged Property.

ARTICLE IX.  MISCELLANEOUS

                  9.1 Performance at Borrower's  Expense.  Borrower shall pay to
Lender immediately upon demand all costs and expenses incurred by Lender in connection with: (1) the preparation of this Security Deed and any and all other Loan Documents contemplated hereby (including any amendments hereto or thereto or consents, releases or waivers hereunder or thereunder), and the closing of the loan evidenced by the Note and secured hereby; (2) the administration of this Security Deed and the other Loan Documents for the term of the Note; and
(3) the enforcement or satisfaction by Lender of any of Borrower's Obligations under this Security Deed or under the Loan Documents. For all purposes of this Security Deed, Lender's costs and expenses shall include, without limitation, all appraisal and re-appraisal fees, legal fees (including, without limitation, fees for trial, appeal or other proceedings), accounting fees, environmental consultant fees (if any), auditor fees, and the cost to Lender of any documentary taxes, recording fees, brokerage fees, title search fees, title insurance premiums and title surveys (including any such title related fees and premiums incurred in connection with title updates). In addition, Borrower recognizes and agrees that formal written appraisals of the Mortgaged Property by a licensed independent appraiser may be required by federal regulatory reporting requirements on an annual or specialized basis. Except to the extent that certain of these costs and expenses are included within the definition of Indebtedness, the payment by Borrower of any of these costs and expenses shall not be credited, in any way or to any extent, against any portion of the Indebtedness. If any of the services described in this Paragraph 9.1 are provided by an employee of Lender, Borrower shall reimburse Lender its standard charge for such services.

                  9.2 Survival of Obligations. Each and all of the Obligations shall survive the execution and delivery of the Loan Documents, and the consummation of the loan called for therein, and shall continue in full force and effect until the Indebtedness shall have been paid in full; provided however, that nothing contained in this Paragraph 9.2 shall limit the obligations of Borrower as set forth in Paragraphs 3.6, 3.23 and 8.4 herein.

                  9.3 Further Assurances. Borrower, upon the request of Lender, shall execute, acknowledge, deliver and record or file, as appropriate, such further instruments and do such further acts as may be necessary, desirable or proper to carry out more effectively the purpose of the Loan Documents and to subject to the liens and security interests thereof any property intended by the terms thereof to be covered thereby, including specifically, but without limitation, any renewals, additions, substitutions, replacements, betterments or appurtenances to the Mortgaged Property.

                  9.4 Recording and Filing. Borrower shall cause the Loan Documents and all amendments and supplements thereto and substitutions therefor to be recorded, filed, re-recorded and refiled in such manner and in such places as Lender shall reasonably request and shall pay all such recording, filing, re-recording and refiling taxes, fees and other charges.

                  9.5 Notices. All notices or other communications required or permitted to be given pursuant to this Security Deed shall be in writing and shall be considered as properly given if mailed by first-class United States mail, postage prepaid, registered or certified with return receipt requested, or by delivering same in person to the intended addressee, or by prepaid telegram, telex or telecopy or by Federal Express or other reputable overnight courier service. Notice so mailed shall be effective two (2) days after its deposit. Notice given in any other manner shall be effective only if and when received by the addressee or receipt is refused. For purposes of notice, the addresses of the parties shall be as set forth in the first paragraph of this Security Deed; provided, however, that either party shall have the right to change its address for notice hereunder to any other location within the continental United States by the giving of thirty (30) days' notice to the other party in the manner set forth hereinabove.

                  9.6 No Waiver. Any failure by Lender to insist, or any election by Lender not to insist, upon strict performance by Borrower of any of the terms, provisions or conditions of the Loan Documents shall not be deemed to be a waiver of same or of any other term, provision or condition thereof, and Lender shall have the right at any time or times thereafter to insist upon strict performance by Borrower of any and all such terms, provisions and conditions. No delay or omission by Lender, or by any holder of the Note, to exercise any right, power or remedy accruing upon any breach or Event of Default shall exhaust or impair any such right, power or remedy or shall be construed to be a waiver of any such breach or Event of Default, or acquiescence therein, and every right, power and remedy given by this Security Deed to Lender may be exercised from time to time and as often as may be deemed expedient by Lender. No consent or waiver, expressed or implied, by Lender to or of any breach or Event of Default by Borrower in the performance of the Obligations of Borrower hereunder or to any other Event of Default shall be deemed or construed to be a consent or waiver to or of any other breach or Event of Default in the performance of the same or any other Obligations of Borrower hereunder. Failure on the part of Lender to complain of any act or failure to act or to declare an Event of Default, irrespective of how long such failure continues, shall not constitute a waiver by Lender of its rights hereunder or impair any rights, powers, or remedies of Lender hereunder.

         No act or omission by Lender shall release, discharge, modify, change or otherwise affect the original liability under the Note, this Security Deed or any other Obligations of Borrower or any subsequent purchaser of the Mortgaged Property or any part thereof, or any maker, cosigner, endorser, surety, or preclude Lender from exercising any right, power or privilege herein granted or intended to be granted in the event of any Event of Default then made or by any subsequent Event of Default, or alter the security title, security interest or lien of this Security Deed, except as expressly provided in an instrument or instruments executed by Lender. Without limiting the generality of the foregoing, Lender may:

                  (a) grant forbearance or an extension of time for the payment of all or any portion of the Indebtedness;

                  (b) take other or additional security for the payment of the Indebtedness;

                  (c) waive or fail to exercise any right granted hereunder or in the Note;

                  (d)  change  any  of  the  terms,  covenants,   conditions  or
agreements of the Note or this Security Deed;

                  (e) consent to the filing of any map, plat or replat affecting the Mortgaged Property;

                  (f) consent to the granting of any easement or other right affecting the Mortgaged Property;

                  (g) make or consent to any agreement subordinating the security title, security interest or lien hereof; or

                  (h) take or omit to take any action whatsoever with respect to the Note, this Security Deed, the Mortgaged Property or any document or instrument evidencing, securing or in-any way relating to the Indebtedness;

all without releasing, discharging, modifying, changing or affecting any such liability, or precluding Lender from exercising any such right, power or privilege, or affecting the security title, security interest or lien of this Security Deed. In the event of the sale or transfer by operation of law or otherwise of all or any part of the Mortgaged Property, Lender, without notice, is hereby authorized and empowered to deal with any such vendee or transferee with reference to the Mortgaged Property or the Indebtedness, or with reference to any of the terms, covenants, conditions or agreements hereof, as fully and to the same extent as it might deal with the original parties hereto and without in any way releasing or discharging any liabilities, obligations or undertakings.

                  9.7 Lender's Right to Perform the Obligations. If Borrower shall fail, refuse or neglect to make any payment or perform any act required by the Loan Documents, then at any time thereafter, and without notice to or demand upon Borrower and without waiving or releasing any other right, remedy or recourse Lender may have because of same, Lender may (but shall not be obligated to) make such payment or perform such act for the account of and at the expense of Borrower, and shall have the right to enter the Property and Improvements for such purpose and to take all such action thereon and with respect to the Mortgaged Property as it may deem necessary or appropriate. If Lender shall elect to pay any Imposition or other sums due with reference to the Mortgaged Property, Lender may do so in reliance on any bill, statement or assessment procured from the appropriate Governmental Authority or other issuer thereof without inquiring into the accuracy or validity thereof. Similarly, in making any payments to protect the security intended to be created by the Loan Documents, Lender shall not be bound to inquire into the validity of any apparent or threatened adverse title, lien, encumbrance, claim or charge before making an advance for the purpose of preventing or removing the same. Borrower shall indemnify Lender for all losses, expenses, damages, claims and causes of action, including reasonable attorneys' fees, incurred or accruing by reason of any acts performed by Lender pursuant to the provisions of this Paragraph 9.7 or by reason of any other provision in the Loan Documents. All sums paid by Lender pursuant to this Paragraph 9.7, and all other sums expended by Lender to which it shall be entitled to be indemnified, together with interest thereon at the Default Rate (as defined in the Note) from the date of such payment or expenditure, shall constitute additions to the Indebtedness, shall be secured by the liens, security titles, security interests and rights created by the Loan Documents and shall be paid by Borrower to Lender upon demand.

                  9.8 Covenants Running with the Land. All obligations contained in the Loan Documents are intended by the parties to be, and shall be construed as, covenants running with the Mortgaged Property.

                  9.9 Successors and Assigns. All of the terms of the Loan Documents shall apply to, be binding upon and inure to the benefit of the parties thereto, their successors, assigns, heirs and legal representatives, and all other persons claiming by, through or under them.

                  9.10 Severability. The Loan Documents are intended to be performed in accordance with, and only to the extent permitted by, all applicable Legal Requirements. If any provision of any of the Loan Documents or the application thereof to any person or circumstance shall, for any reason and to any extent, be invalid or unenforceable, then neither the remainder of the instrument in which such provision is contained nor the application of such provision to other persons or circumstances nor the other instruments referred to hereinabove shall be affected thereby, but rather, shall be enforced to the greatest extent permitted by law.

                  9.11 Entire Agreement and Modification. This Security Deed and the other Loan Documents contain the entire agreements between the parties relating to the subject matter hereof and thereof, and all prior agreements relative thereto which are not contained herein or therein are terminated. The Loan Documents may not be amended, revised, waived, discharged, released or terminated orally, but only by a written instrument or instruments executed by the party against which enforcement of the amendment, revision, waiver, discharge, release or termination is asserted. Any alleged amendment, revision, waiver, discharge, release or termination which is not so documented shall not be effective as to any party.

                  9.12 Assignment. This Security Deed is assignable by Lender and any assignment hereof by Lender shall operate to vest in the assignee all rights and powers herein conferred upon and granted to Lender.

                  9.13 Time is of the Essence. Time is of the essence with respect to each and every covenant, agreement and obligation of Borrower under this Security Deed, the Note and any and all other Loan Documents.

                  9.14 Counterparts. This Security Deed may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute but one instrument.

                  9.15 Applicable Law. This Security Deed shall be governed by and construed according to the laws of the State of Georgia from time to time in effect, except that United States federal law shall govern to the extent that it permits Lender to contract for, charge or receive a greater amount of interest, and also giving effect to all other United States federal laws applicable to national banks. It is expressly stipulated and agreed to be the intent of Borrower and Lender at all times to comply with applicable law now or hereafter governing the interest payable on the Note or-the loan evidenced thereby. If the applicable law is ever revised, repealed or judicially interpreted so as to render usurious any amount called for under the Note or under any of the Loan Documents, or contracted for, charged, taken, reserved or received with respect to the Indebtedness or the Obligations, or if Lender's exercise of the option to accelerate the maturity of the Note or if any prepayment by Borrower results in Borrower having paid Any interest in excess of that permitted by applicable law, then it is Borrower's and Lender's express intent that all excess amounts theretofore collected by Lender be credited on the principal balance of the Note (or, if the Note and all other Indebtedness or the obligations have been paid in full, refunded to Borrower), and the provisions of the Note and the Loan Documents immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new documents, so as to comply with the then applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder or thereunder. All sums paid or agreed to be paid by Borrower to Lender for the use, forbearance or detention of the Indebtedness shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the term of the

Note until payment in full so that the rate or amount of interest on account of such Indebtedness does not exceed the usury ceiling from time to time in effect and applicable to the Indebtedness for so long as any Indebtedness is outstanding.

                  9.16 Subrogation. If any or all of the proceeds of the Note have been used to extinguish, extend or renew any Indebtedness heretofore existing against the Mortgaged Property, then, to the extent of such funds so used, the Indebtedness and this Security Deed shall be subrogated to all of the rights, claims, liens, titles and interests heretofore existing against the Mortgaged Property to secure the indebtedness so extinguished, extended or renewed, and the former rights, claims, liens, titles and interests, if any, are not waived, but rather, are continued in full force and effect in favor of Lender and are merged with the lien and security title and interest created herein as cumulative security for the repayment of the Indebtedness and the satisfaction of the Obligations.

                  9.17 Headings. The Article, Paragraph and Subparagraph entitlements hereof are inserted for convenience of reference only and shall in no way alter, modify or define, or be used in construing, the text of such Articles, Paragraphs or Subparagraphs.

                  9.18 No Joint Venture. Notwithstanding anything in any of the Loan Documents or in any other agreement or commitment to the contrary, neither the Loan Documents nor the transactions described in the Loan Documents nor the rights and obligations granted therein shall in any way create or contribute to the creation of a partnership or joint venture or similar arrangement between Borrower and Lender.

                  9.19 Inspection Fee. Following completion of the Improvements as provided in the Loan Agreement, in furtherance of Lender's rights hereunder, Lender may, at its option, require an inspection of the Mortgaged Property, by an agent of Lender or any other party contracted by Lender, semi-annually. Borrower shall pay all fees incurred by Lender for inspections of the Mortgaged Property. Furthermore, if Lender determines in connection with any such inspection that extra services will be required, Borrower shall pay, in addition to the fees for such inspection, the cost of all such extra services.

                  9.20 Brokerage. Borrower represents and warrants to Lender that Borrower has not dealt with any person, firm or corporation who is or may be entitled to any finder's fee, brokerage commission, loan commission or other sum in connection with the execution of this Security Deed, the consummation of the transactions contemplated hereby or the making of the loan secured hereby by Lender to Borrower, and Borrower does hereby indemnify and agree to hold Lender harmless from and against any and all loss, liability or expense, including court costs and reasonable attorneys fees and expenses, which Lender may suffer or sustain should such warranty or representation prove inaccurate in whole or in part.

                  9.21 CONSENT TO JURISDICTION; WAIVER OF RIGHT TO TRIAL BY JURY. BORROWER HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR STATE OF GEORGIA COURT

SITTING IN FULTON COUNTY, GEORGIA, AND HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF, ANY CLAIM, DEMAND, PROCEEDING ACTION OR CAUSE OF ACTION (A)
ARISING UNDER THIS SECURITY DEED, ANY OTHER LOAN DOCUMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF BORROWER AND LENDER WITH RESPECT TO THIS SECURITY DEED, ANY OTHER LOAN DOCUMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND BORROWER HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT LENDER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF BORROWER TO JURISDICTION AND THE WAIVER OF ITS RIGHT TO TRIAL BY JURY. BORROWER ACKNOWLEDGES AND AGREES THAT THE WITHIN CONSENT AND WAIVER ARE MATERIAL INDUCEMENTS TO LENDER TO MAKE THE LOAN.

                  9.22 Further Stipulations. The additional covenants, agreements and provisions set forth in Exhibit "C" hereto shall, in the event of any conflict between such further stipulations and any of the other provisions of this Security Deed, be deemed to control.

         IN WITNESS WHEREOF, Borrower has executed this Security Deed under seal, as of the day and year first above written.



                                  BORROWER
Signed, sealed and delivered
in the presence of:

                                  ROBERTS PROPERTIES RESIDENTIAL, L.P.,
                                  a Georgia limited partnership
/s/ Charles R. Elliott
-----------------------------
Unofficial Witness

                                  By: Roberts Realty Investors, Inc., a Georgia
                                      corporation, its sole general partner
/s/ Laurie Heberle
-----------------------------
Notary Public                           By: /s/ Charles S. Roberts
                                            ------------------------------------
                                        Name:   Charles S. Roberts
                                            ------------------------------------
Commission Expiration Date:             Title: _________________________________

8/19/03
-----------------------------
                                                (CORPORATE SEAL)


                   (NOTARIAL SEAL)

                                   EXHIBIT "A"

                          (Description of the Property)
                               (Legal Description)

All that tract or parcel of land lying and being located in Land Lots 230, 231, 234, & 235, 1st District, 1st Section, Fulton County, Georgia and being more particularly described as follows:

BEGINNING at a 1/2" rebar set, said rebar being located South 88(degree)50'38" East, a distance of 335.79 feet along the South line of Land Lot 231 from a 3/4" iron bar found at the common corner of Land Lots 197, 198, 230, & 231; thence continuing along said Land Lot line South 88(degree)50'38" East, a distance of
45.92 feet to a 1/2" rebar found; thence leaving said Land Lot line North 13(degree)49'19" East, a distance of 307.12 feet to a 1/2" rebar found; thence North 40(degree)49'28" West, a distance of 290.92 feet to a 1/2" rebar set on the Southeast right of way (R/W) line of Jones Bridge Road (R/W varies); thence following said R/W line North 40(degree)49'28" West, a distance of 8.93 feet to a 1/2" rebar found; thence North 49(degree)24'30" East, a distance of 269.76 feet to a point; thence an arc distance of 375.03 feet along a curve to the right, said curve having a chord of North 49(degree)12'38" East 374.91 feet and a radius of 4217.21 feet to a point; thence North 50(degree)41'25" East, a distance of 284.85 feet to a 1/2" rebar set; thence leaving said R/W line South 43(degree)17'02" East, a distance of 241.60 feet to a 1/2" rebar found; thence South 31(degree)12'02" East, a distance of 269.95 feet to a 1/2" rebar found; thence South 43(degree)12'02" East, a distance of 169.97 feet to a 1/2" rebar found; thence South 35(degree)12'02" East, a distance of 199.96 feet to a 1/2" rebar found; thence South 35(degree)06'54" East, a distance of 125.15 feet to a 1/2" rebar found; thence South 22(degree)26'33" East, a distance of 160.21 feet to a 1/2" rebar found; thence South 29(degree)19'38" East, a distance of 149.93 feet to a 1/2" rebar found; thence South 37(degree)41'40" East, a distance of
154.92 feet to a 1/2" rebar found; thence South 47(degree)58'48" East, a distance of 164.89 feet to a 1/2" rebar found; thence South 71(degree)07'02" West, a distance of 134.90 feet to a 1/2" rebar found; thence South 86(degree)52'02" West, a distance of 299.77 feet to a 1/2" rebar found; thence South 79(degree)37'02" West, a distance of 124.91 feet to a 1/2" rebar found; thence North 73(degree)51'50" West, a distance of 173.42 feet to a 1/2" rebar set; thence South 87(degree)15'00" West, a distance of 300.00 feet to a 1/2" rebar set; thence South 75(degree)00'00" West, a distance of 190.00 feet to a point in a lake; thence North 65(degree)22'41" West, a distance of 207.50 feet to a 1/2" rebar found; thence South 51(degree)09'57" West, a distance of 243.72 feet to a 1/2" rebar set; thence North 33(degree)05'48" East, a distance of
258.89 feet to a 1/2" rebar set; thence North 11(degree)54'35" West, a distance of 33.74 feet to a 1/2" rebar set; thence North 56(degree)54'17" West, a distance of 178.55 feet to the POINT OF BEGINNING.

Said tract contains approximately 30.524 acres as shown on a plat of that certain ATLA/ACSM Boundary Survey prepared for Roberts Properties Residential, L.P., First Union National Bank and Fidelity Title Insurance Company by Rochester & Associates, Inc., bearing the seal and certification of James C. Jones, Georgia Registered Land Surveyor No. 2298, dated January 14, 2000, last revised May 1, 2000.

TOGETHER WITH, a non-exclusive right, title and interest in and to the easements appurtenant to the above described Tract created pursuant to that certain Reciprocal Easement, Restrictive Covenant and Covenant Agreement by and between Fulton County, a political subdivision of the State of Georgia, Roberts Property Jones Bridge, L.L.C., a Georgia limited liability company, and Roberts Property Residential, L.P., a Georgia limited partnership, dated December 22, 1999, filed for record on December 27, 1999, and recorded at Deed Book 28224, page 083, Fulton County, Georgia records.

TOGETHER WITH, a non-exclusive right, title and interest in and to the easements appurtenant to the above described Tract created pursuant to that certain
Declaration of Easements by Roberts Properties Residential, L.P., a Georgia limited partnership, dated October 19, 1999, filed for record on October 21, 1999, and recorded at Deed Book 27850, page 046, Fulton County, Georgia records; as amended by that certain First Amendment to Declaration of Easements by Roberts Properties Residential, L.P., dated May 2, 2000, recorded or to be recorded in the aforesaid records.

                                    EXHIBIT B

                            (Permitted Encumbrances)

1. Taxes and assessments for the year 2000 and subsequent years, a lien not yet due and payable; and the lien of additional real property taxes by reason of increased or amended assessments.

2. The following matters which are disclosed on that certain Survey for Roberts Properties Residential, L.P., Fidelity National Title Insurance Company and First Union National Bank, prepared by James C. Jones,
         Georgia Registered Land Surveyor No. 2298 of Rochester & Associates, Inc., dated January 14, 2000, last revised May 1, 2000:

         (a) 25-foot building lines located along the southerly and westerly boundary lines of subject property;
         (b) 50-foot building line located along the northwesterly boundary line of subject property;
         (c) 50-foot undisturbed buffer line located along the northeasterly and southerly boundary lines of subject property;
         (d) 10-foot development setback line along the southerly and northeasterly boundary lines of subject property;
         (e) 20-foot sanitary sewer easement and 8-inch sanitary sewer line running through the southerly portion of subject property and traversing the westerly and southerly boundary lines of subject property;
         (f) three (3) 36-inch corrugated metal pipes and an outlet control structure traverses the southerly boundary line of subject property;
         (g) portion of lake traverses the southerly boundary line of subject property;
         (h) portion of detention pond traverses the southerly boundary line of subject property;
         (i) encroachment of three (3) 36-inch corrugated metal pipes and an outlet control structure across the 10-foot development setback line along the southerly boundary of the subject property;
         (j) encroachment of wooden foot bridge onto subject property across the northeasterly boundary line of subject property which bridge is located southwest of Lot 25, The Forest, Unit I;
         (k) encroachment of wooden foot bridge onto subject property across the northeasterly boundary line of subject property which bridge is located southwest of Lot 26, The Forest, Unit I;
         (l) encroachment of wooden foot bridge onto subject property across the northeasterly boundary line of subject property which bridge is located southwest of Lot 65, The Forest, Unit IV;
         (m) encroachment of wooden foot bridge onto subject property across the southerly boundary line of subject property which bridge is located north of Lot 19, Abbotts Cove Subdivision;

         (n) encroachment of bridge onto the subject property across the northeasterly boundary line of subject property which bridge is located southwest of Lot 29, The Forest, Unit I;
         (o) encroachment of block retaining wall onto the subject property across the northeasterly boundary line of subject property which wall is located southwest of Lot 44, The Forest, Unit II;
         (p) encroachment of 6-foot wooden fence onto the subject property across the northeasterly boundary line of subject property which fence is located southwest of Lots 42 and 43, The Forest, Unit II;
         (q) encroachment of playhouse onto the subject property across the northeasterly boundary line of subject property which playhouse is located southwest of Lot 28, The Forest, Unit I;
         (r) gravel walkway traverses the southerly boundary line of subject property;
         (s) power and telephone line located along the northwesterly boundary line of subject property;
         (t) creek meanders along the northeasterly and southerly boundary lines of subject property;
         (u) drainage facilities running throughout the subject property;
         (v) sanitary sewer lines running throughout the subject property;
         (w) encroachment of sanitary sewer easement across the southerly boundary line of subject property.

3. Right-of-Way Easement from R.C. Vaughn to Sawnee Electric Membership Corporation, dated March 15, 1963, filed for record March 26, 1963, and recorded in Deed Book 4032, page 244, aforesaid records.

4. Right-of-Way Easement from Benton A. Wood to Sawnee Electric Membership Corporation, dated June 4, 1964, field for record June 26, 1964, and recorded in Deed Book 4256, page 561, aforesaid records.

5. Right-of-Way Easement from Wallace T. Hale to Sawnee Electric Membership Corporation, dated September 11, 1974, field for record October 31, 1974, and recorded in Deed Book 6164, page 173, aforesaid records.

6. Right-of-Way Easement from Jeffrey R. Novak and Stacy G. Novak to Sawnee Electric Membership Corporation, dated August 23, 1983, filed for record September 26, 1983, and recorded in Deed Book 8661, page 201, aforesaid records.

         NOTE: A containment letter has been obtained from Sawnee Electric Membership Corporation stating that Sawnee Electric Membership Corporation claims no further interest in the Easements described in Exceptions 3 through 6 hereof except the right to operate, maintain, rebuild and renew its existing facilities within its presently maintained rights of way.

7. Floor Plain Indemnification from Roberts Properties Residential, L.P. in favor of Fulton County, dated August 18, 1998, filed August 19, 1998, recorded in Deed Book 24983, page 330, aforesaid records.

8. Declaration of Easements by Roberts Properties Residential, L.P., dated October 19, 1999, filed October 21, 1999, recorded in Deed Book 27850, page 046, aforesaid records; as amended by that certain First Amendment to Declaration of Easements by Roberts Properties Residential, L.P., dated May 2, 2000, recorded or to be recorded in the aforesaid records.

9. Reciprocal Easement, Restrictive Covenant and Covenant Agreement among Fulton County, Roberts Properties Jones Bridge, L.L.C. and Roberts Properties Residential, L.P., dated December 22, 1999, recorded in Deed Book 28224, page 83, aforesaid records; as affected by Affidavit deposed by Brian J. Sullivan, dated February 3, 2000, recorded in Deed Book 28576, page 325, aforesaid records.

10. Grant of Easements from Roberts Properties Residential, L.P. to Roberts Properties Jones Bridge, L.L.C., dated May 2, 2000, recorded or to be recorded in the aforesaid records.

11. Right-of-Way Easement from Roberts Properties Residential, L.P. to Sawnee Electric Membership Corporation, dated February 5, 1999, filed April 26, 1999, recorded in Deed Book 26823, page 85, aforesaid records. (Affects only areas encumbered by either of the two easements appurtenant to the Phase II Property).

         NOTE: A containment letter has been obtained from Sawnee Electric Membership Corporation stating that Sawnee Electric Membership Corporation claims no further interest in the Easements described in Exception 11 hereof except the right to operate, maintain, rebuild and renew its existing facilities within its presently maintained rights of way.

12. Easement contained in that certain Right-of-Way Deed from Roberts Properties Residential, L.P. to Fulton County, dated August 18, 1998, filed September 21, 1998, recorded in Deed Book 25219, page 141, aforesaid records. (Affects Appurtenant Easement only).

13. Rights of tenants in possession of individual apartment units under unrecorded leases, as tenants only. (Affects Appurtenant Easement only).

14. All matters shown on Plat of Survey for Roberts Properties Residential, L.P. and Fidelity National Title Insurance Company by Jordan Jones & Goulding, bearing the seal and certification of Charles H. Jackson, Georgia Registered Professional Land Surveyor No. 2351, dated September 23, 1999, last revised October 19, 1999, and all matters subsequent to October 19, 1999 which may be disclosed by a current and accurate survey and inspection of the subject property. (Affects only areas encumbered by either of the two easements appurtenant to the Phase II Property).

15. Rights of upper and lower riparian owners in and to the waters of lakes, rivers, creeks or branches crossing or adjoining the subject property, and the natural flow thereof, free from diminution or pollution.

                                   EXHIBIT "C"

                              FURTHER STIPULATIONS

1. Attorney's Fees. Whenever reference is made to the payment of "attorneys' fees," "reasonable attorney's fees" or words of similar import in this Security Deed and the Note, the Construction Loan Agreement and the other loan documents, the same shall mean and refer to the payment of actual attorney's fees incurred based upon the attorney's normal hourly rate and the number of hours worked, and not the statutory attorney's fees defined in O.C.G.A.ss.13-1-11.